Exhibit 10.20

ARIZONA HEALTH CARE COST CONTAINMENT SYSTEM AHCCCS Contract Number: YH17-0003-02 CONTRACT COVER PAGE

1. AMENDMENT #:	2. CONTRACT:	3. EFFECTIVE DATE OF AMENDMENT:	4. PROGRAM DHCM – RBHA
1	YH17-0003-02	July 1, 2016	Greater Arizona

5.	CONTRACTOR NAME AND ADDRESS:

Health Choice Integrated Care, LLC

1300 South Yale Street

Flagstaff, AZ 86001

6.	PURPOSE: The purpose of this amendment is to amend the Contract for the period July 1, 2016 through September 30, 2016 and to the amend Sections, Uniform Terms and Conditions, Special Terms and Conditions, Scope of Work, Exhibit Summary, Exhibit-1, Definitions, Exhibit-2, Acronyms, Exhibit-3, Exhibit-5, Exhibit-4, Exhibit-5, Exhibit-7, Exhibit-8, Exhibit-9, Exhibit-11, Exhibit-12, Exhibit-13, Endnotes

7.	THE ABOVE REFERENCED CONTRACT IS HEREBY AMENDED AS FOLLOWS:

This Contract amendment is entered into by and between the Regional Behavioral Health Authority and the Arizona Health Care Cost Containment System (AHCCCS).

Arizona Laws 2015, Chapter 19, Section 9 (SB 1480) enacts that from and after June 30, 2016, the provision of behavioral health services under the Division of Behavioral Health Services (DBHS) in the Department of Health Services is transferred to and shall be administered by the Arizona Health Care Cost Containment System (AHCCCS). From and after June 30, 2016, the AHCCCS administration succeeds to the authority, powers, duties and responsibilities of DBHS with the exception of the Arizona State Hospital. Administrative rules and orders that were adopted by DBHS continue in effect until superseded by administrative action by AHCCCS. Until administrative action is taken by AHCCCS, any reference to DBHS in rules and orders is considered to refer to AHCCCS.

All administrative matters, contracts and judicial and quasi-judicial actions, whether completed, pending or in process, of DBHS on July 1, 2016 are transferred to and retain the same status with AHCCCS.

This contract amendment constitutes a full removal and replacement of the prior contract provisions regarding provision of Non-Title XIX services for Title XIX and Non-Title XIX members accessing behavioral health services as previously delineated between the Regional Behavioral Health Authority and the Arizona Department of Health Services/Division of Behavioral Health Services under Contract #ADHS15-085892.

Contract Sections Amended:

•	Uniform Terms and Conditions - Replaced with Terms and Conditions

•	Special Terms and Conditions - Replaced with Terms and Conditions

•	Scope of Work

•	Exhibit Summary - RESERVED

•	Exhibit-1, Definitions

•	Exhibit-2, Acronyms - RESERVED

•	Exhibit-3, Medicare Requirement to Coordinate Care for Dual Eligible SMI Members

•	Exhibit-4, PLACEHOLDER

•	Exhibit-5, Arizona Vision – Twelve Principles for Children Services Delivery - Reserved

•	Exhibit-7, Documents Incorporated by Reference - RESERVED

•	Exhibit-8, Informational Documents - RESERVED

•	Exhibit-9, Deliverables

•	Exhibit-11, Capitation Rates – NAME REVISED TO: Capitation Rates and Contractor Specific Requirements

•	Exhibit-12, PLACEHOLDER

•	Exhibit-13, Pledge to Protect Confidential Information – RESERVED

•	Endnotes

Refer to the individual Contract sections for specific changes.

8.	Authority: AHCCCS is duly authorized to execute and administer agreements pursuant to A.R.S. §36-2903 et seq. and §36-2932 et seq. These contracts/amendments are exempt from the Procurement Code pursuant to A.R.S. §41-2501(H) (as effective on July 1, 2016).

IN WITNESS WHEREOF THE PARTIES HERETO SIGN THEIR NAMES IN AGREEMENT

9. SIGNATURE OF AUTHORIZED REPRESENTATIVE:		10. SIGNATURE OF AHCCCS CONTRACTING OFFICER:

TYPED NAME:	SHAWN NAU	TYPED NAME:	MEGGAN HARLEY

TITLE:	CHIEF EXECUTIVE OFFICER	TITLE:	ACTING CHIEF PROCUREMENT OFFICER

DATE:	6/24/16	DATE:	6/15/2016

TERMS AND CONDITIONS

TERMS AND CONDITIONS

1.	ADVERTISING AND PROMOTION OF CONTRACT

The Contractor shall not advertise or publish information for commercial benefit concerning this contract without the prior written approval of the Contracting Officer.

2.	APPLICABLE LAW

Arizona Law - The law of Arizona applies to this contract including, where applicable, the Uniform Commercial Code, as adopted in the State of Arizona.

Implied Contract Terms - Each provision of law and any terms required by law to be in this contract are a part of this contract as if fully stated in it.

3.	ARBITRATION

The parties to this contract agree to resolve all disputes arising out of or relating to this contract through arbitration, after exhausting applicable administrative review, to the extent required by A.R.S. §12-1518 except as may be required by other applicable statutes.

4.	ASSIGNMENT AND DELEGATION

The Contractor shall not assign any rights nor delegate all of the duties under this contract. Delegation of less than all of the duties of this contract must conform to the requirements of Scope of Work, Subcontracting Requirements.

5.	ASSIGNMENT OF CONTRACT AND BANKRUPTCY

This contract is voidable and subject to immediate cancellation by AHCCCS upon the Contractor becoming insolvent or filing proceedings in bankruptcy or reorganization under the United States Code, or assigning rights or obligations under this contract without the prior written consent of AHCCCS.

6.	AUDITS AND INSPECTIONS

The Contractor shall comply with all provisions specified in applicable A.R.S. §35-214 and §35-215 and AHCCCS rules and policies and procedures relating to the audit of the Contractor’s records and the inspection of the Contractor’s facilities. The Contractor shall fully cooperate with AHCCCS staff and allow them reasonable access to the Contractor’s staff, subcontractors, members, and records [42 CFR 438.6(g)].

At any time during the term of this contract, and five (5) years thereafter unless a longer time is otherwise required by law, the Contractor’s or any subcontractor’s books and records shall be subject to audit by AHCCCS and, where applicable, the Federal government, to the extent that the books and records relate to the performance of the contract or subcontracts [42 CFR 438.242(b)(3)].

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AHCCCS, or its duly authorized agents, and the Federal government may evaluate through on-site inspection or other means, the quality, appropriateness and timeliness of services performed under this contract.

7.	AUTHORITY

This contract is issued under the authority of the Contracting Officer who signed this contract. Changes to the contract, including the addition of work or materials, the revision of payment terms, or the substitution of work or materials, directed by an unauthorized state employee or made unilaterally by the Contractor are violations of the contract and of applicable law. Such changes, including unauthorized written contract amendments, shall be void and without effect, and the Contractor shall not be entitled to any claim under this contract based on those changes.

8.	CHANGES

AHCCCS may at any time, by written notice to the Contractor, make changes within the general scope of this contract. If any such change causes an increase or decrease in the cost of, or the time required for, performance of any part of the work under this contract, the Contractor may assert its right to an adjustment in compensation paid under this contract. The Contractor must assert its right to such adjustment within 30 days from the date of receipt of the change notice. Any dispute or disagreement caused by such notice shall constitute a dispute within the meaning of Section, Contract Terms and Conditions, Disputes, and be administered accordingly.

When AHCCCS issues an Amendment to modify the Contract, the Contractor shall ensure contract amendments are signed and submitted to AHCCCS by the date specified by AHCCCS. The provisions of such amendment will be deemed to have been accepted on the day following the date AHCCCS requires an executed amendment, even if the amendment has not been signed by the Contractor, unless within that time the Contractor notifies AHCCCS in writing that it refuses to sign the amendment. If the Contractor provides such notification, AHCCCS will initiate termination proceedings.

9.	CHOICE OF FORUM

The parties agree that jurisdiction over any action arising out of or relating to this contract shall be brought or filed in a court of competent jurisdiction located in the State of Arizona.

10.	COMPLIANCE WITH APPLICABLE LAWS, RULES AND REGULATIONS

The Contractor shall comply with all applicable Federal and State laws and regulations including Title VI of the Civil Rights Act of 1964; Title IX of the Education Amendments of 1972 (regarding education programs and activities); the Age Discrimination Act of 1975; the Rehabilitation Act of 1973 (regarding education programs and activities), and the Americans with Disabilities Act; EEO provisions; Copeland Anti-Kickback Act; Davis-Bacon Act; Contract Work Hours

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and Safety Standards; Rights to Inventions Made Under a Contract or Agreement; Clean Air Act and Federal Water Pollution Control Act; Byrd Anti-Lobbying Amendment. The Contractor shall maintain all applicable licenses and permits.

11.	CONFIDENTIALITY AND DISCLOSURE OF CONFIDENTIAL INFORMATION

The Contractor shall safeguard confidential information in accordance with Federal and State laws and regulations, including but not limited to, 42 CFR 431, Subpart F, A.R.S. §36-107, §36-2903 (for Acute), §36-2932 (for ALTCS), §41-1959 and §46-135, the Health Insurance Portability and Accountability Act (Public Law 107-191 Statutes 1936), 45 CFR parts 160 and 164, and AHCCCS Rules.

The Contractor shall establish and maintain procedures and controls that are acceptable to AHCCCS for the purpose of assuring that no information contained in its records or obtained from AHCCCS or others carrying out its functions under the contract shall be used or disclosed by its agents, officers or employees, except as required to efficiently perform duties under the contract. Except as required or permitted by law, the Contractor also agrees that any information pertaining to individual persons shall not be divulged other than to employees or officers of the Contractor as needed for the performance of duties under the contract, unless otherwise agreed to, in writing, by AHCCCS.

The Contractor shall not, without prior written approval from AHCCCS, either during or after the performance of the services required by this contract, use, other than for such performance, or disclose to any person other than AHCCCS personnel with a need to know, any information, data, material, or exhibits created, developed, produced, or otherwise obtained during the course of the work required by this contract. This nondisclosure requirement shall also pertain to any information contained in reports, documents, or other records furnished to the Contractor by AHCCCS.

12.	CONFLICT OF INTEREST

The Contractor shall not undertake any work that represents a potential conflict of interest, or which is not in the best interest of AHCCCS or the State without prior written approval by AHCCCS. The Contractor shall fully and completely disclose any situation that may present a conflict of interest. If the Contractor is now performing or elects to perform during the term of this contract any services for any AHCCCS health plan, provider or Contractor or an entity owning or controlling same, the Contractor shall disclose this relationship prior to accepting any assignment involving such party.

13.	CONTINUATION OF PERFORMANCE THROUGH TERMINATION

The Contractor shall continue to perform, in accordance with the requirements of the contract, up to the date of termination and as directed in the termination notice.

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14.	CONTRACT

The Contract between AHCCCS and the Contractor shall include: 1) the Request for Proposal (RFP) including AHCCCS policies and procedures incorporated by reference as part of the RFP, 2) the proposal submitted by the Contractor in response to the RFP including any Best and Final Offers, and 3) any Contract amendments. In the event of a conflict in language between the proposal (including any Best and Final Offers) and the RFP (including AHCCCS policies and procedures incorporated by reference), the provisions and requirements set forth and/or referenced in the RFP (including AHCCCS policies and procedures incorporated by reference) shall govern.

The Contract shall be construed according to the laws of the State of Arizona. The State of Arizona is not obligated for the expenditures under the contract until funds have been encumbered.

15.	CONTRACT INTERPRETATION AND AMENDMENT

No Parole Evidence - This contract is intended by the parties as a final and complete expression of their agreement. No course of prior dealings between the parties and no usage of the trade shall supplement or explain any term used in this contract.

No Waiver - Either party’s failure to insist on strict performance of any term or condition of the contract shall not be deemed a waiver of that term or condition even if the party accepting or acquiescing in the non-conforming performance knows of the nature of the performance and fails to object to it.

Written Contract Amendments - The contract shall be modified only through a written contract amendment within the scope of the contract signed by the procurement officer on behalf of the State and signed by a duly authorized representative of the Contractor.

16.	COOPERATION WITH OTHER CONTRACTORS

AHCCCS may award other contracts for additional work related to this contract and Contractor shall fully cooperate with such other contractors and AHCCCS employees or designated agents. The Contractor shall not commit or permit any act which will interfere with the performance of work by any other Contractor or by AHCCCS employees.

17.	COVENANT AGAINST CONTINGENT FEES

The Contractor warrants that no person or agency has been employed or retained to solicit or secure this contract upon an agreement or understanding for a commission, percentage, brokerage or contingent fee. For violation of this warranty, AHCCCS shall have the right to annul this contract without liability.

18.	DATA CERTIFICATION

The Contractor shall certify that financial and encounter data submitted to AHCCCS is complete, accurate and truthful. Certification of financial and encounter data must be submitted concurrently with the data. Certification may

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be provided by the Contractor CEO, CFO or an individual who is delegated authority to sign for, and who reports directly to the CEO or CFO [42 CFR 438.604 et seq.].

19.	DISPUTES

Contract claims and disputes shall be adjudicated in accordance with State Law, AHCCCS Rules and this contract.

Except as provided by 9 A.A.C. Chapter 22, Article 6, the exclusive manner for the Contractor to assert any dispute against AHCCCS shall be in accordance with the process outlined in 9 A.A.C. Chapter 34 and A.R.S. §36-2932. All disputes except as provided under 9 A.A.C. Chapter 22, Article 6 shall be filed in writing and be received by AHCCCS no later than 60 days from the date of the disputed notice. All disputes shall state the factual and legal basis for the dispute. Pending the final resolution of any disputes involving this contract, the Contractor shall proceed with performance of this contract in accordance with AHCCCS’ instructions, unless AHCCCS specifically, in writing, requests termination or a temporary suspension of performance.

20.	E-VERIFY REQUIREMENTS

In accordance with A.R.S §41-4401, the Contractor warrants compliance with all Federal immigration laws and regulations relating to employees and warrants its compliance with Section A.R.S. §23-214, Subsection A.

21.	EFFECTIVE DATE

The effective date of this contract shall be the Offer and Acceptance date referenced on page 1 of this contract.

22.	ELIGIBILITY FOR STATE OR LOCAL PUBLIC BENEFITS; DOCUMENTATION AND VIOLATIONS

To the extent permitted by Federal Law:

The Contractor shall comply with A.R.S § 1-502. A.R.S § 1-502 requires each person applying or receiving a public benefit to provide documented proof which demonstrates a lawful presence in the United States.

The State shall reserve the right to conduct unscheduled, periodic process and documentation audits to ensure Contractor compliance. All available Contract remedies, up to and including termination may be taken for failure to comply with A.R.S § 1-502 in the delivery of services under this Contract.

23.	EMPLOYEES OF THE CONTRACTOR

All employees of the Contractor employed in the performance of work under the Contract shall be considered employees of the Contractor at all times, and not employees of AHCCCS or the State. The Contractor shall comply with the Social Security Act, Workman’s Compensation laws and Unemployment laws of the State of Arizona and all State, local and Federal legislation relevant to the Contractor’s business.

TERMS AND CONDITIONS

24.	FEDERAL IMMIGRATION AND NATIONALITY ACT

The Contractor shall comply with all Federal, State and local immigration laws and regulations relating to the immigration status of their employees during the term of the contract. Further, the Contractor shall flow down this requirement to all subcontractors utilized during the term of the contract. The State shall retain the right to perform random audits of Contractor and subcontractor records or to inspect papers of any employee thereof to ensure compliance. Should the State determine that the Contractor and/or any subcontractors be found noncompliant, the State may pursue all remedies allowed by law, including, but not limited to; suspension of work, termination of the contract for default and suspension and/or debarment of the Contractor.

25.	GRATUITIES

AHCCCS may, by written notice to the Contractor, immediately terminate this contract if it determines that employment or a gratuity was offered or made by the Contractor or a representative of the Contractor to any officer or employee of the State for the purpose of influencing the outcome of the procurement or securing the contract, an amendment to the contract, or favorable treatment concerning the contract, including the making of any determination or decision about contract performance. AHCCCS, in addition to any other rights or remedies, shall be entitled to recover exemplary damages in the amount of three times the value of the gratuity offered by the Contractor.

26.	INCORPORATION BY REFERENCE

This solicitation and all attachments and amendments, the Contractor’s proposal, best and final offer accepted by ADHS/DBHS, and any approved subcontracts are hereby incorporated by reference into the contract.

27.	INDEMNIFICATION

Contractor/Vendor Indemnification (Not Public Agency):

The parties to this contract agree that the State of Arizona, its departments, agencies, boards and commissions shall be indemnified and held harmless by the Contractor for the vicarious liability of the State as a result of entering into this contract. The Contractor agrees to indemnify, defend, and hold harmless the State from and against any and all claims, losses, liability, costs, and expenses, including attorney’s fees and costs, arising out of litigation against AHCCCS including, but not limited to, class action lawsuits challenging actions by the Contractor. The requirement for indemnification applies irrespective of whether or not the Contractor is a party to the lawsuit. Each Contractor shall indemnify the State, on a pro rata basis based on population, attorney’s fees and costs awarded against the State as well as the attorney’s fees and costs incurred by the State in defending the lawsuit. The Contractor shall also indemnify AHCCCS, on a pro rata basis based on population, the administrative expenses incurred by AHCCCS to address Contractor deficiencies arising out of the litigation. The parties further agree that the State of Arizona, its

TERMS AND CONDITIONS

departments, agencies, boards and commissions shall be responsible for its own negligence and/or willful misconduct. Each party to this contract is responsible for its own negligence and/or willful misconduct.

Contractor/Vendor Indemnification (Public Agency):

Each party (“as indemnitor”) agrees to indemnify, defend, and hold harmless the other party (“as indemnitee”) from and against any and all claims, losses, liability, costs, or expenses (including reasonable attorney’s fees) (hereinafter collectively referred to as ‘claims’) arising out of bodily injury of any person (including death) or property damage but only to the extent that such claims which result in vicarious/derivative liability to the indemnitee, are caused by the act, omission, negligence, misconduct, or other fault of the indemnitor, its officers, officials, agents, employees, or volunteers.

28.	INDEMNIFICATION - PATENT AND COPYRIGHT

To the extent permitted by applicable law the Contractor shall defend, indemnify and hold harmless the State against any liability including costs and expenses for infringement of any patent, trademark or copyright arising out of contract performance or use by the State of materials furnished or work performed under this contract. The State shall reasonably notify the Contractor of any claim for which it may be liable under this paragraph.

29.	INSURANCE

The Contractor is required to maintain insurance, at a minimum, as specified in Attachment E-1 Standard Professional Service Contracts. For policies for insurance for professional service contracts working with children or vulnerable adults, the policy may be endorsed to include coverage for sexual abuse and molestation.

TERMS AND CONDITIONS

ATTACHMENT E-1

STANDARD PROFESSIONAL SERVICE CONTRACT

INDEMNIFICATION CLAUSE:

To the fullest extent permitted by law, Contractor shall defend, indemnify, save and hold harmless the State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees (hereinafter referred to as “Indemnitee”) from and against any and all claims, actions, liabilities, damages, losses, or expenses (including court costs, attorneys’ fees, and costs of claim processing, investigation and litigation) (hereinafter referred to as “Claims”) for bodily injury or personal injury (including death), or loss or damage to tangible or intangible property caused, or alleged to be caused, in whole or in part, by the negligent or willful acts or omissions of Contractor or any of its owners, officers, directors, agents, employees or subcontractors. This indemnity includes any claim or amount arising out of or recovered under the Workers’ Compensation Law or arising out of the failure of such Contractor to conform to any Federal, State or local law, statute, ordinance, rule, regulation or court decree. It is the specific intention of the parties that the Indemnitee shall, in all instances, except for Claims arising solely from the negligent or willful acts or omissions of the Indemnitee, be indemnified by Contractor from and against any and all claims. It is agreed that Contractor will be responsible for primary loss investigation, defense and judgment costs where this indemnification is applicable. In consideration of the award of this contract, the Contractor agrees to waive all rights of subrogation against the State of Arizona, its officers, officials, agents and employees for losses arising from the work performed by the Contractor for the State of Arizona.

This indemnity shall not apply if the Contractor or subcontractor(s) is/are an agency, board, commission or university of the State of Arizona.

1.	INSURANCE REQUIREMENTS:

Contractors shall procure and maintain until all of their obligations have been discharged, including any warranty periods under this Contract, insurance against claims for injury to persons or damage to property arising from or in connection with the performance of the work hereunder by the Contractor, its agents, representatives, employees or subcontractors.

The insurance requirements herein are minimum requirements for this Contract and in no way limit the indemnity covenants contained in this Contract. The State of Arizona in no way warrants that the minimum limits contained herein are sufficient to protect the Contractor from liabilities that arise out of the performance of the work under this contract by the Contractor, its agents, representatives, employees or subcontractors, and the Contractor is free to purchase additional insurance.

A.	MINIMUM SCOPE AND LIMITS OF INSURANCE: Contractor shall provide coverage with limits of liability not less than those stated below.

1.	Commercial General Liability (CGL) – Occurrence Form

Policy shall include bodily injury, property damage, and broad form contractual liability coverage.

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• General Aggregate	$2,000,000
• Products – Completed Operations Aggregate	$1,000,000
• Personal and Advertising Injury	$1,000,000
• Damage to Rented Premises	$50,000
• Each Occurrence	$1,000,000

a.	The policy shall be endorsed, as required by this written agreement, to include the State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees as additional insureds with respect to liability arising out of the activities performed by or on behalf of the Contractor.

b.	Policy shall contain a waiver of subrogation endorsement, as required by this written agreement, in favor of the State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees for losses arising from work performed by or on behalf of the Contractor.

2.	Business Automobile Liability

Bodily Injury and Property Damage for any owned, hired, and/or non-owned vehicles used in the performance of this Contract.

• Combined Single Limit (CSL)	$1,000,000

a.	Policy shall be endorsed, as required by this written agreement, to include the State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees as additional insureds with respect to liability arising out of the activities performed by or on behalf of the Contractor, involving automobiles owned, leased, hired, and/or non-owned by the Contractor.

b.	Policy shall contain a waiver of subrogation endorsement, as required by this written agreement, in favor of the State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees for losses arising from work performed by or on behalf of the Contractor.

c.	Policy shall contain a severability of interest provision.

3.	Worker’s Compensation and Employers’ Liability

•	Workers’ Compensation Statutory

•	Employers’ Liability

Each Accident	$500,000
Disease – Each Employee	$500,000
Disease – Policy Limit	$1,000,000

a.	Policy shall contain a waiver of subrogation endorsement, as required by this written agreement, in favor of the State of Arizona, and its departments, agencies, boards, commissions, universities, officers, officials, agents, and employees for losses arising from work performed by or on behalf of the Contractor.

b.	This requirement shall not apply to each Contractor or subcontractor that is exempt under A.R.S. §23-901, and when such Contractor or subcontractor executes the appropriate waiver form (Sole Proprietor or Independent Contractor).

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4.	Professional Liability (Errors and Omissions Liability)

Each Claim	$1,000,000
Annual Aggregate	$2,000,000

a.	In the event that the Professional Liability insurance required by this Contract is written on a claims-made basis, Contractor warrants that any retroactive date under the policy shall precede the effective date of this Contract; and either continuous coverage will be maintained or an extended discovery period will be exercised for a period of two years beginning at the time work under this Contract is completed.

b.	The policy shall cover professional misconduct or negligent acts for those positions defined in the Scope of Work of this Contract.

B.	ADDITIONAL INSURANCE REQUIREMENTS: The policies shall include, or be endorsed to include, as required by this written agreement, the following provisions:

1.	The Contractor’s policies shall stipulate that the insurance afforded the Contractor shall be primary and that any insurance carried by AHCCCS, its agents, officials, employees or the State of Arizona shall be excess and not contributory insurance, as provided by A.R.S. §41-621 (E).

2.	Insurance provided by the Contractor shall not limit the Contractor’s liability assumed under the indemnification provisions of this Contract.

C.	NOTICE OF CANCELLATION: For each insurance policy required by the insurance provisions of this Contract, the Contractor must provide to the State of Arizona, within two (2) business days of receipt, a notice if a policy is suspended, voided, or cancelled for any reason. Such notice shall be sent to AHCCCS Contracts Unit, Mail Drop 5700, Division of Business and Finance, 701 E. Jefferson St., Phoenix, AZ 85034.

D.	ACCEPTABILITY OF INSURERS: Contractor’s insurance shall be placed with companies licensed in the State of Arizona or hold approved non-admitted status on the Arizona Department of Insurance List of Qualified Unauthorized Insurers. Insurers shall have an “A.M. Best” rating of not less than A- VII. The State of Arizona in no way warrants that the above-required minimum insurer rating is sufficient to protect the Contractor from potential insurer insolvency.

E.	VERIFICATION OF COVERAGE: Contractor shall furnish the State of Arizona with certificates of insurance (valid ACORD form or equivalent approved by the State of Arizona) as required by this Contract and as specified in Exhibit-9, Deliverables. An authorized representative of the insurer shall sign the certificates.

All certificates and endorsements, as required by this written agreement, are to be received and approved by the State of Arizona before work commences. Each insurance policy required by this Contract must be in effect at or prior to commencement of work under this Contract. Failure to maintain the insurance policies as required by this Contract, or to provide evidence of renewal, is a material breach of Contract.

TERMS AND CONDITIONS

All certificates required by this Contract shall be sent directly to AHCCCS Contracts Unit, Mail Drop 5700, Division of Business and Finance, 701 E. Jefferson St., Phoenix, AZ 85034. All subcontractors are required to maintain insurance and to provide verification upon request. The AHCCCS project/contract number and project description shall be noted on the certificate of insurance. The State of Arizona and AHCCCS reserves the right to require complete, certified copies of all insurance policies required by this Contract at any time.

F.	SUBCONTRACTORS: Contractors’ certificate(s) shall include all subcontractors as insureds under its policies or Contractor shall be responsible for ensuring and/or verifying that all subcontractors have valid and collectable insurance as evidenced by the certificates of insurance and endorsements for each subcontractor. All coverages for subcontractors shall be subject to the AHCCCS Minimum Subcontract Provisions located on the AHCCCS website. AHCCCS reserves the right to require, at any time throughout the life of this contract, proof from the Contractor that its subcontractors have the required coverage.

G.	APPROVAL AND MODIFICATIONS: AHCCCS, in consultation with State Risk, reserves the right to review or make modifications to the insurance limits, required coverages, or endorsements throughout the life of this contract, as deemed necessary. Such action will not require a formal contract amendment but may be made by administrative action.

H.	EXCEPTIONS: In the event the Contractor or subcontractor(s) is/are a public entity, then the Insurance Requirements shall not apply. Such public entity shall provide a certificate of self-insurance. If the Contractor or subcontractor(s) is/are a State of Arizona agency, board, commission, or university, none of the above shall apply.

[END OF ATTACHMENT E-1]

30.	IRS W9 FORM

In order to receive payment under any resulting contract, the Contractor shall have a current IRS W9 Form on file with the State of Arizona.

31.	LOBBYING

No funds paid to the Contractor by AHCCCS, or interest earned thereon, shall be used for the purpose of influencing or attempting to influence an officer or employee of any Federal or State agency, a member of the United States Congress or State Legislature, an officer or employee of a member of the United States Congress or State Legislature in connection with awarding of any Federal or State contract, the making of any Federal or State grant, the making of any Federal or State loan, the entering into of any cooperative agreement, and the extension, continuation, renewal, amendment or modification of any Federal or State contract, grant, loan, or cooperative agreement. The Contractor shall disclose if any funds paid to the Contractor by AHCCCS have been used or will be used to influence the persons and entities indicated above and will assist AHCCCS in making such disclosures to CMS.

32.	NO GUARANTEED QUANTITIES

AHCCCS does not guarantee the Contractor any minimum or maximum quantity of services or goods to be provided under this contract.

TERMS AND CONDITIONS

33.	NON-DISCRIMINATION

In accordance with A.R.S. §41-1461 et seq. and Executive Order 2009-09, the Contractor shall provide equal employment opportunities for all persons, regardless of race, color, religion, creed, sex, age, national origin, disability or political affiliation. The Contractor shall comply with the Americans with Disabilities Act.

34.	NON-EXCLUSIVE REMEDIES

The rights and the remedies of AHCCCS under this contract are not exclusive.

35.	OFF-SHORE PERFORMANCE OF WORK PROHIBITED

Any services that are described in the specifications or scope of work that directly serve the State of Arizona or its clients and involve access to secure or sensitive data or personal client data shall be performed within the defined territories of the United States. Unless specifically stated otherwise in the specifications, this paragraph does not apply to indirect or “overhead” services, redundant back-up services or services that are incidental to the performance of the contract. This provision applies to work performed by subcontractors at all tiers.

36.	ORDER OF PRECEDENCE

The parties to this contract shall be bound by all terms and conditions contained herein. For interpreting such terms and conditions the following sources shall have precedence in descending order: The Constitution and laws of the United States and applicable Federal regulations; the terms of the CMS 1115 waiver for the State of Arizona; the Constitution and laws of Arizona, and applicable State Rules; the terms of this contract which consists of the RFP, the proposal of the successful Offeror, and any Best and Final Offer including any attachments, executed amendments and modifications; and AHCCCS policies and procedures.

37.	OWNERSHIP OF INFORMATION AND DATA

Materials, reports and other deliverables created under this contract are the sole property of AHCCCS. The Contractor is not entitled to any rights to those materials and may not transfer any rights to anyone else. Except as necessary to carry out the requirements of this contract, as otherwise allowed under this contract, or as required by law, the Contractor shall not use or release data, information or materials, reports, or deliverables derived from that data or information without the prior written consent of AHCCCS. Data, information and reports collected or prepared by the Contractor in the course of performing its duties and obligations under this contract shall not be used by the Contractor for any independent project of the Contractor or publicized by the Contractor without the prior written permission of AHCCCS. Subject to applicable state and Federal laws and regulations, AHCCCS shall have full and complete rights to reproduce, duplicate, disclose and otherwise use all such information.

TERMS AND CONDITIONS

At the termination of the contract, the Contractor shall make available all such data to AHCCCS within 30 days following termination of the contract or such longer period as approved by AHCCCS, Office of the Director. For purposes of this subsection, the term “data” shall not include member medical records.

Except as otherwise provided in this section, if any copyrightable or patentable material is developed by the Contractor in the course of performance of this contract, the Federal government, AHCCCS and the State of Arizona shall have a royalty-free, nonexclusive, and irrevocable right to reproduce, publish, or otherwise use, and to authorize others to use, the work for state or Federal government purposes. The Contractor shall additionally be subject to the applicable provisions of 45 CFR Part 74.

38.	RESERVED

39.	RELATIONSHIP OF PARTIES

The Contractor under this contract is an independent Contractor. Neither party to this contract shall be deemed to be the employee or agent of the other party to the contract.

40.	RIGHT OF OFFSET

AHCCCS shall be entitled to offset against any sums due the Contractor any expenses or costs incurred by AHCCCS or damages assessed by AHCCCS concerning the Contractor’s non-conforming performance or failure to perform the contract, including but not limited to expenses, costs and damages.

41.	RIGHT TO ASSURANCE

If AHCCCS, in good faith, has reason to believe that the Contractor does not intend to perform or is unable to continue to perform this contract, the procurement officer may demand in writing that the Contractor give a written assurance of intent to perform. The demand shall be sent to the Contractor by certified mail, return receipt required. Failure by the Contractor to provide written assurance within the number of days specified in the demand may, at the State’s option, be the basis for terminating the contract.

42.	RIGHT TO INSPECT PLANT OR PLACE OF BUSINESS

AHCCCS may, at reasonable times, inspect the part of the plant or place of business of the Contractor or subcontractor that is related to the performance of this contract, in accordance with A.R.S. §41-2547.

43.	RESERVED

TERMS AND CONDITIONS

44.	SEVERABILITY

The provisions of this contract are severable. Any term or condition deemed illegal or invalid shall not affect any other term or condition of the contract.

45.	SUSPENSION OR DEBARMENT

The Contractor shall not employ, consult, subcontract or enter into any agreement for services with any person or entity who is debarred, suspended or otherwise excluded from Federal procurement activity or from participating in non-procurement activities under regulations issued under Executive Order 12549 [42 CFR 438.610(a)(b)] or under guidelines implementing Executive Order 12549. This prohibition extends to any entity which employs, consults, subcontracts with or otherwise reimburses for services any person substantially involved in the management of another entity which is debarred, suspended or otherwise excluded from Federal procurement activity. The Contractor is obligated to screen all employees and contractors to determine whether any of them have been excluded from participation in Federal health care programs. The Contractor can search the HHS-OIG website by the names of any individuals. The database can be accessed at http://www.oig.hhs.gov/fraud/exclusions.asp.

The Contractor shall not retain as a director, officer, partner or owner of 5% or more of the Contractor entity, any person, or affiliate of such a person, who is debarred, suspended or otherwise excluded from Federal procurement activity.

AHCCCS may, by written notice to the Contractor, immediately terminate this contract if it determines that the Contractor has been debarred, suspended or otherwise lawfully prohibited from participating in any public procurement activity.

46.	TEMPORARY MANAGEMENT/OPERATION OF A CONTRACTOR

Temporary Management/Operation by AHCCCS: Pursuant to the Medicaid Managed Care Regulations, 42 CFR 438.700 et seq. and State Law A.R.S. §36-2903, AHCCCS is authorized to impose temporary management for a Contractor under certain conditions. Under Federal law, temporary management may be imposed if AHCCCS determines that there is continued egregious behavior by the Contractor, including but not limited to the following: substantial failure to provide medically necessary services the Contractor is required to provide; imposition on enrollees premiums or charges that exceed those permitted by AHCCCS, discrimination among enrollees on the basis of health status or need for health care services; misrepresentation or falsification of information to AHCCCS or CMS; misrepresentation or falsification of information furnished to an enrollee or provider; distribution of marketing materials that have not been approved by AHCCCS or that are false or misleading; or behavior contrary to any requirements of Sections 1903(m) or 1932 of the Social Security Act. Temporary management may also be imposed if AHCCCS determines that there is substantial risk to enrollees’ health or that temporary management is necessary to ensure the health of enrollees while the Contractor is correcting the deficiencies noted above or until there is an orderly transition or reorganization of the Contractor. Under Federal law, temporary management is mandatory if AHCCCS determines that the Contractor has repeatedly failed to meet

TERMS AND CONDITIONS

substantive requirements in Sections 1903(m) or 1932 of the Social Security Act. Pursuant to 42 CFR 438.706, AHCCCS shall not delay imposition of temporary management to provide a hearing before imposing this sanction.

If AHCCCS undertakes direct operation of the Contractor, AHCCCS, through designees appointed by the Director, shall be vested with full and exclusive power of management and control of the Contractor as necessary to ensure the uninterrupted care to persons and accomplish the orderly transition of persons to a new or existing Contractor, or until the Contractor corrects the contract performance failure to the satisfaction of AHCCCS. AHCCCS shall have the power to employ any necessary assistants, to execute any instrument in the name of the Contractor, to commence, defend and conduct in its name any action or proceeding in which the Contractor may be a party; such powers shall only apply with respect to activities occurring after AHCCCS undertakes direct operation of the Contractor in connection with this Section.

All reasonable expenses of AHCCCS related to the direct operation of the Contractor, including attorney fees, cost of preliminary or other audits of the Contractor and expenses related to the management of any office or other assets of the Contractor, shall be paid by the Contractor or withheld from payment due from AHCCCS to the Contractor.

47.	TERM OF CONTRACT AND OPTION TO RENEW

The “Term of Contract” shall commence on the Contract Award Date, include the Contract Transition Period (the time period between the Contract Award Date to the Contract Performance Start Date) and end 36 months after the Contract Performance Start Date. Contract Performance Start Date will begin on October 1, 2015, and shall continue for a period of three years thereafter, unless terminated, canceled or extended as otherwise provided herein. The total Contract term for this section will be for three years delivering services to members, plus the Contract Transition Period. The contract cycle is October 1 through September 30 with an annual October 1 renewal. The State refers to the first three Contract periods during the Term of Contract as:

First Contract period: Starts on the Contract Award Date, includes the Contract Transition Period, and ends 12 months after Contract Performance Start Date.

Second Contract period: Starts after the end of the first Contract period and ends 12 months later.

Third Contract period: Starts after the end of the second Contract period and ends twelve 12 months later.

The terms and conditions of any such contract extension shall remain the same as the original contract, as amended. Any contract extension shall be through contract amendment, and shall be at the sole option of AHCCCS.

TERMS AND CONDITIONS

If the Contractor has been awarded a contract in more than one GSA, each such contract will be considered separately renewable. AHCCCS may renew the Contractor’s contract in one GSA, but not in another. In the event AHCCCS determines there are issues of noncompliance by the Contractor in one GSA, AHCCCS may request an enrollment cap for the Contractor’s contracts in all other GSAs. Further, AHCCCS may require the Contractor to renew all currently awarded GSAs, or may terminate the contract if the Contractor does not agree to renew all currently awarded GSAs.

When the Contracting Officer issues an amendment to extend the contract, the provisions of such extension will be deemed to have been accepted 30 days after the date of mailing by the Contracting Officer, unless a different time period is specified by AHCCCS, even if the extension amendment has not been signed by the Contractor, unless within that time the Contractor notifies the Contracting Officer in writing that it refuses to sign the extension amendment. Failure of an existing Contractor to accept an amendment (or renew) may result in immediate suspension/termination of member assignment. If the Contractor provides such notification, the Contracting Officer will initiate contract termination proceedings.

If the Contractor chooses not to renew this contract, the Contractor may be liable for certain costs associated with the transition of its members to a different Contractor. The Contractor is required to provide 180 days advance written notice to the Contracts and Purchasing Administrator of its intent not to renew the contract. If the Contractor provides the Contracts and Purchasing Administrator written notice of its intent not to renew this contract at least 180 days before its expiration, this liability for transition costs may be waived by the Contracting Officer.

Contract extension periods shall, if authorized by the State, begin after the “Term of Contract” section of these Contract Terms and Conditions. This Contract is subject to two additional successive periods of up to 24 months per extension period. The State refers to Contract periods four and five during the Contract Extensions period as:

Fourth Contract period: Starts after the end of the third Contract period and is extended for a period of time not to exceed 24 months.

Fifth Contract period: Starts after the end of the fourth Contract period and is extended for a period of time not to exceed 24 months.

48.	TERMINATION

AHCCCS reserves the right to terminate this contract in whole or in part by reason of force majeure, due to the failure of the Contractor to comply with any term or condition of the contract, including, but not limited to, circumstances which present risk to member health or safety, and as authorized by the Balanced Budget Act of 1997 and 42 CFR 438.708. The term force majeure means an occurrence that is beyond the control of AHCCCS and occurs without its fault or negligence. Force majeure includes acts of God and other similar occurrences beyond the control of AHCCCS which it is unable to prevent by exercising reasonable diligence.

TERMS AND CONDITIONS

If the Contractor is providing services under more than one contract with AHCCCS, AHCCCS may deem unsatisfactory performance under one contract to be cause to require the Contractor to provide assurance of performance under any and all other contracts. In such situations, AHCCCS reserves the right to seek remedies under both actual and anticipatory breaches of contract if adequate assurance of performance is not received. The Contracting Officer shall mail written notice of the termination and the reason(s) for it to the Contractor by certified mail, return receipt requested. Pursuant to the Balanced Budget Act of 1997 and 42 CFR 438.708, AHCCCS shall provide the Contractor with a pre-termination hearing before termination of the contract.

Upon termination, all documents, data, and reports prepared by the Contractor under the contract shall become the property of and be delivered to immediately AHCCCS on demand.

AHCCCS may, upon termination of this contract, procure on terms and in the manner that it deems appropriate, materials or services to replace those under this contract. The Contractor shall be liable for any excess costs incurred by AHCCCS in re-procuring the materials or services.

49.	TERMINATION - AVAILABILITY OF FUNDS

Funds are not presently available for performance under this contract beyond the current fiscal year. No legal liability on the part of AHCCCS for any payment may arise under this contract until funds are made available for performance of this contract.

Notwithstanding any other provision in the Agreement, this Agreement may be terminated by Contractor, if, for any reason, there are not sufficient appropriated and available monies for the purpose of maintaining this Agreement. In the event of such termination, the Contractor shall have no further obligation to AHCCCS.

50.	TERMINATION FOR CONFLICT OF INTEREST

AHCCCS may cancel this contract without penalty or further obligation if any person significantly involved in initiating, negotiating, securing, drafting or creating the contract on behalf of AHCCCS is, or becomes at any time while the contract or any extension of the contract is in effect, an employee of, or a consultant to, any other party to this contract with respect to the subject matter of the contract. The cancellation shall be effective when the Contractor receives written notice of the cancellation unless the notice specifies a later time.

If the Contractor is a political subdivision of the State, it may also cancel this contract as provided by A.R.S. §38-511.

51.	TERMINATION FOR CONVENIENCE

AHCCCS reserves the right to terminate the contract in whole or in part at any time for the convenience of the State without penalty or recourse. The Contracting Officer shall give written notice by certified mail, of the termination at

TERMS AND CONDITIONS

least 90 days before the effective date of the termination. Upon receipt of written notice, the Contractor shall stop all work, as directed in the notice, notify all subcontractors of the effective date of the termination and minimize all further costs to the State. In the event of termination under this paragraph, all documents, data and reports prepared by the Contractor under the contract shall become the property of and be delivered to AHCCCS immediately on demand. The Contractor shall be entitled to receive just and equitable compensation for work in progress, work completed and materials accepted before the effective date of the termination.

52.	TERMINATION UPON MUTUAL AGREEMENT

This Contract may be terminated by mutual written agreement of the parties effective upon the date specified in the written agreement. If the parties cannot reach agreement regarding an effective date for termination, AHCCCS will determine the effective date.

53.	THIRD PARTY ANTITRUST VIOLATIONS

The Contractor assigns to the State any claim for overcharges resulting from antitrust violations to the extent that those violations concern materials or services supplied by third parties to the Contractor toward fulfillment of this contract.

54.	TYPE OF CONTRACT

Fixed-Price, stated as capitated per member per month, except as otherwise provided.

55.	WARRANTY OF SERVICES

The Contractor warrants that all services provided under this contract will conform to the requirements stated herein. AHCCCS’ acceptance of services provided by the Contractor shall not relieve the Contractor from its obligations under this warranty. In addition to its other remedies, AHCCCS may, at the Contractor’s expense, require prompt correction of any services failing to meet the Contractor’s warranty herein. Services corrected by the Contractor shall be subject to all of the provisions of this contract in the manner and to the same extent as the services originally furnished.

1	INTRODUCTION	27

1.1	Overview	27

1.2	System Values and Guiding Principles:	27

1.3	Integrated Health Care Service Delivery Principles for Persons with Serious Mental Illness	27

2	ELIGIBILITY	27

2.1	Medicaid Eligible Populations	27

2.2	Special Medicaid Eligibility-Members Awaiting Transplants	28

2.3	Non-Medicaid Eligible Populations	28

2.4	Eligibility and Member Verification	28

2.5	Medicaid Eligibility Determination	28

2.6	Federal Health Insurance Exchange	28

3	ENROLLMENT AND DISENROLLMENT	29

3.1	Enrollment and Disenrollment of Populations	29

3.2	Opt-Out for Cause	29

3.3	Prior Quarter Coverage	29

3.4	Prior Period Coverage	29

3.5	Hospital Presumptive Eligibility	29

4	SCOPE OF SERVICES	29

4.1	Overview	29

4.2	General Requirements for the System of Care	30

4.3	Behavioral Health Covered Services	30

4.4	Behavioral Health Service Delivery Approach	33

4.5	Behavioral Health Services for Adult Members	33

4.6	Behavioral Health Services for Child Members	34

4.7	Physical Health Care Covered Services	34

4.8	Integrated Health Care Service Delivery for SMI Members	34

4.9	Health Education and Health Promotion Services	34

4.10	American Indian Member Services	34

4.11	Medications	34

4.12	Prescription Medications	34

4.13	Medication Management Services	34

4.14	Laboratory Testing Services	35

4.15	Crisis Services Overview	35

4.16	Crisis Services-General Requirements	35

4.17	Crisis Services-Telephone Response	35

4.18	Crisis Services-Mobile Crisis Teams	35

4.19	Crisis Services-Crisis Stabilization Settings	35

4.20	Pediatric Immunizations and the Vaccines for Children Program	35

4.21	Medicaid School Based Claiming Program (MSBC)	35

4.22	Special Health Care Needs	35

4.23	Special Assistance for SMI Members	35

4.24	Psychiatric Rehabilitative Services-Employment	35

4.25	Psychiatric Rehabilitative Services-Peer Support	35

4.26	Psychiatric Rehabilitative Services- Housing	35

4.27	Prevention Services	36

5	CARE COORDINATION AND COLLABORATION	36

5.1	Care Coordination	36

5.2	Care Coordination for Dual Eligible SMI Members	37

5.3	Coordination with AHCCCS Contractors and Primary Care Providers	37

5.4	Collaboration with System Stakeholders	37

5.5	Collaboration to Improve Health Care Service Delivery	37

5.6	Collaboration with Peers and Family Members	37

5.7	Collaboration with Tribal Nations	37

5.8	Coordination for Transitioning Members	37

6	PROVIDER NETWORK	37

6.1	Network Development	37

6.2	Network Development for Integrated Health Care Service Delivery	37

6.3	Network Management	37

6.4	Out of Network Providers	37

6.5	Material Change to Provider Network	38

6.6	Provider Affiliation Transmission	38

7	PROVIDER REQUIREMENTS	38

7.1	Provider General Requirements	38

7.2	Provider Registration Requirements	38

7.3	Provider Manual Policy Requirements	38

7.4	Provider Manual Policy Network Requirements	38

7.5	Specialty Service Providers	38

7.6	Primary Care Provider Standards	38

7.7	Maternity Care Provider Standards	38

7.8	Federally Qualified Health Centers and Rural Health Clinics	38

8	MEDICAL MANAGEMENT	39

8.1	General Requirements	39

8.2	Utilization Data Analysis and Data Management	39

8.3	Prior Authorization and Referral Management	39

8.4	Notice of Action	39

8.5	Concurrent Review	39

8.6	Discharge Planning	39

8.7	Inter-rater Reliability	39

8.8	Retrospective Review	39

8.9	Development and/or Adoption of Practice Guidelines	39

8.10	New Medical Technologies and New Uses of Existing Technologies	39

8.11	Continuity and Care Coordination	39

8.12	Disease Management	39

8.13	Care Management Program-Goals	39

8.14	Care Management Program-General Requirements	40

8.15	Drug Utilization Review	40

8.16	Pre-Admission Screening and Resident Review (PASRR) Requirements	40

8.17	Engaging Members Through Technology	40

8.18	Medical Management Reporting Requirements	40

8.19	Additional Authorization Requirements	40

9	APPOINTMENT AND REFERRAL REQUIREMENTS	40

9.1	Appointments for Behavioral Health Services	40

9.2	Additional Appointment Requirements for SMI Members	41

9.3	Referral Requirements	41

9.4	Disposition of Referrals	42

9.5	Provider Directory	42

9.6	Referral for a Second Opinion	42

9.7	Additional Referral Requirements for SMI Members	42

10	QUALITY MANAGEMENT	42

10.1	General Requirements	42

10.2	Credentialing	42

10.3	Incident, Accident and Death Reports	42

10.4	Quality of Care Concerns and Investigations	42

10.5	Performance Measures	42

10.6	Performance Improvement Projects	43

10.7	Data Collection Procedures	43

10.8	Member Satisfaction Survey	43

10.9	Provider Monitoring	43

10.10	Quality Management Reporting Requirements	43

11	COMMUNICATIONS	43

11.1	Member Information	43

11.2	Translation Services	43

11.3	Member Handbooks	43

11.4	Member Newsletters	43

11.5	Health Promotion	43

11.6	Marketing	43

11.7	Web Site Requirements	44

11.8	Social Networking Requirements	44

11.9	Outreach	44

11.10	Identification Cards for SMI Members Receiving Physical Health Care Services	44

12	CULTURAL COMPETENCY	44

12.1	General Requirements	44

12.2	Accommodating AHCCCS Members	44

13	GRIEVANCE AND APPEAL SYSTEM REQUIREMENTS	44

13.1	General Requirements	44

13.2	Member Grievances	46

13.3	TXIX/XXI Member Appeals	47

13.4	Claim Disputes	47

13.5	Grievance and Appeal System Reporting Requirements	47

13.6	SMI Grievances	47

13.7	SMI Appeals	48

14	CORPORATE COMPLIANCE PROGRAM	48

14.1	General Requirements	48

14.2	Fraud, Waste and Abuse	48

14.3	Disclosure of Ownership and Control	48

14.4	Disclosure of Information on Persons Convicted of Crimes	48

15	FINANCIAL MANAGEMENT	48

15.1	General Requirements:	48

15.2	Performance Bond	48

15.3	Financial Reports:	48

15.4	Financial Viability/Performance Standards:	49

15.5	Health Insurer Fee	49

15.6	Compensation	49

15.7	Capitation Adjustments	49

15.8	Payments	49

15.9	Community Reinvestment	49

15.10	Recoupments:	49

15.11	Financial Responsibility for Referrals and Coordination with Acute Health Plans and the Courts	49

15.12	Advances, Equity Distributions, Loans, and Investments	49

15.13	Member Billing and Liability for Payment:	49

15.14	Medicare Services and Cost Sharing Requirements	50

15.15	Capitalization Requirements	50

15.16	Coordination of Benefits and Third Party Liability Requirements	50

15.17	Post-payment Recovery Requirements	50

15.18	Retroactive Recoveries	50

15.19	Total Plan Case Requirements	50

15.20	Joint and Mass Tort Cases	50

15.21	Value Based Purchasing	50

15.22	Other Financial Obligations	50

15.23	Sources of Revenue	51

15.24	Non-Title XIX/XXI Encounter Valuation for Grant, County, Non-Title XIX/XXI and Other Funds	51

15.25	Profit Limit for Non-Title XIX/XXI Funds	51

15.26	Mortgages and Financing of Property	52

15.27	Management of Federal Block Grant Funds and other Federal Grants	52

16	PROVIDER AGREEMENT REIMBURSEMENT	54

16.1	Physician Incentive Requirements	54

16.2	Nursing Facility Reimbursement	54

17	INFORMATION SYSTEMS AND DATA EXCHANGE REQUIREMENTS	54

17.1	Overview	54

17.2	Systems Function and Capacity	54

17.3	Encounter Data Reporting	55

17.4	Enrollment and Capitation Transaction Updates	55

17.5	Electronic Transactions	55

17.6	General Claims Processing Requirements	55

17.7	Claims System Reporting	55

17.8	Demographic Data Submission	55

17.9	Participation in Information Systems Work Groups/Committees	55

17.10	Claims and Encounter Submission and Processing Requirements	56

18	ADMINISTRATIVE REQUIREMENTS	56

18.1	General Requirements	56

18.2	AHCCCS Guidelines, Policies and Manuals	56

18.3	Organizational Structure	56

18.4	Peer Involvement and Participation	56

18.5	Key Staff	56

18.6	Organizational Staff	56

18.7	Liaisons and Coordinators	57

18.8	Training Program Requirements	57

18.9	Training Reporting Requirements	57

18.10	Medical Records	57

18.11	Consent and Authorization	57

18.12	Advance Directives	57

18.13	Business Continuity and Recovery Plan	57

18.14	Emergency Preparedness	57

18.15	Legislative, Legal and Regulatory Issues	58

18.16	Pending Issues	58

18.17	Copayments	58

18.18	Administrative Performance Standards	59

18.19	SMI Eligibility Determination	59

18.20	Material Change to Business Operations	59

18.21	Governance Board	59

18.22	Merger, Acquisition, Reorganization, Joint Venture and Change in Ownership	59

18.23	Separate Incorporation and Prohibition Against Direct Service Delivery	59

19	MONITORING and Operational reviews (OR)	60

19.1	Reporting Requirements	60

19.2	Records Retention	60

19.3	Requests for Information	60

19.4	Surveys	60

19.5	Monitoring and Independent Review of the Contractor	60

19.6	Sanctions	60

20	SUBCONTRACTING REQUIREMENTS	60

20.1	Subcontract Relationships and Delegation	60

20.2	Hospital Subcontracts and Reimbursement	61

20.3	Management Services Agreements	61

20.4	Prior Approval	61

20.5	AHCCCS Minimum Subcontract Provisions	61

20.6	Subcontracting Reporting Requirements	61

EXHIBITS		62

Exhibit-1 - Definitions		62

Exhibit-2 – Reserved		64

Exhibit-3 - Medicare Requirement to Coordinate Care for Dual Eligible SMI Members	64

Exhibit-4 - Placeholder	64

Exhibit-5 - Reserved	64

Exhibit-6 - Adult Service Delivery System-Nine Guiding Principles	64

Exhibit-7 – Reserved	64

Exhibit-8 - Reserved	64

Exhibit-9 - Deliverables	65

Exhibit-10 - Greater Arizona Zip Codes	69

Exhibit-11 - Capitation Rates and Contractor Specific Requirements	69

Exhibit-12 – Placeholder	69

Exhibit-13 - Reserved	69

Exhibit-14 - Enrollee Grievance and Appeal System Standards	69

Exhibit-15 - Provider Claim Dispute Standards	69

Endnotes	69

SCOPE OF WORK

1.	INTRODUCTION

This contract describes the responsibilities for provision of Non-Title XIX/XXI services for Title XIX and Non-Title XIX/XXI members accessing behavioral health services. For ease of reference, the sections in this Contract correspond to the related sections in the Title XIX Contract YH17-0001. The Contractor shall adhere to all requirements and provisions of the Title XIX YH17-0001 Contract for all populations under this contract except when noted ‘Exempt’. In instances where the requirements and provisions of the Title XIX Contract YH17-0001 apply to the populations under this contract, the following text is used: “Refer to Title XIX Contract YH17-0001.” In instances where the requirements and provisions of both Title XIX Contract YH17-0001 and supplementary requirements apply to the populations under this contract, the following text is used: “Refer to Title XIX Contract YH17-0001 and.” In instances where language contained in this contract differs from the Title XIX YH17-001 Contract, the language in this contract will prevail only with regard to administration of the Non-Title XIX/XXI services provided to populations under this contract.

No requirements related to the coverage of physical health services specified in the Title XIX YH17-0001 Contract are applicable herein, including instances when this contract refers to the Title XIX Contract.

Based on funding availability, the U.S. Government may make additional grant funding available to AHCCCS for the populations served under this Contract (“Future Grant”). At its sole discretion, AHCCCS may notify the Contractor in writing of an offer to become a sub-recipient of the Future Grant and the requirements of the Future Grant. Should the Contractor agree to be a sub-recipient of the Future Grant, it shall notify AHCCCS in writing of the acceptance of AHCCCS’ offer. The Contractor’s acceptance of this grant funding shall amend this Contract to obligate the Contractor to fulfill all requirements of the Future Grant (“Future Grant Amendment”). All other provisions of this Contract shall remain unchanged and shall apply to any Future Grant Amendment. If a provision of the Future Grant Amendment conflicts with this Contract, the Future Grant Amendment shall control.

1.1	Overview

•	Refer to Title XIX Contract YH17-0001

1.2	System Values and Guiding Principles

•	Refer to Title XIX Contract YH17-0001

1.3	Integrated Health Care Service Delivery Principles for Persons with Serious Mental Illness

•	Refer to Title XIX Contract YH17-0001

2	ELIGIBILITY

2.1	Medicaid Eligible Populations

•	Refer to Title XIX Contract YH17-0001 and:

•	The Contractor is also responsible for the provision of State Only services for CRS members. See also ACOM Policy 426.

SCOPE OF WORK

2.2	Special Medicaid Eligibility-Members Awaiting Transplants

•	Refer to Title XIX Contract YH17-0001

2.3	Non-Medicaid Eligible Populations

The Contractor shall be responsible to provide covered behavioral health services to non-Medicaid eligible children and adults subject to available funding allocated to the Contractor.

•	Non-Medicaid eligible children and adults

•	Substance Abuse Block Grant (SABG) recipients

SABG funds are used to ensure access to treatment and long-term recovery support services for (in order of priority):

•	Pregnant women/teenagers who use drugs by injection;

•	Pregnant women/teenagers who use substances;

•	Other persons who use drugs by injection;

•	Substance using women and teenagers with dependent children and their families, including females who are attempting to regain custody of their children; and

•	All other clients with a substance use disorder, regardless of age, gender or route of use (as funding is available).

•	Persons must indicate active substance use within the previous 12-month period to be eligible for SABG funded services.

•	Mental Health Block Grant (MHBG) Recipients

•	MHBG funds are used to provide services for adults with Serious Mental Illness (SMI) and children with serious emotional disturbance (SED).

2.4	Eligibility and Member Verification

•	Refer to Title XIX Contract YH17-0001

2.5	Medicaid Eligibility Determination

•	Exempt

2.6	Federal Health Insurance Exchange

The Contractor and contracted providers must educate and encourage Non-Title XIX/XXI SMI members to enroll in a qualified health plan through the federal health insurance exchange and offer assistance for those choosing to

SCOPE OF WORK

enroll during open enrollment periods and qualified life events. The following applies for members who enroll in a qualified health plan through the federal insurance exchange:

•	Members enrolled in a qualified health plan through the federal health insurance exchange continue to be eligible for Non-Title XIX/XXI covered services that are not covered under the exchange plan.

•	Non-Title XIX/XXI funds may not be used to cover premiums or co-pays associated with qualified health plans through the federal exchange or other third party liability premiums or co-pays other than Medicare Part D for SMI members. See also, ACOM Policy 434.

•	The Contractor must issue approval prior to any utilization of Non-Title XIX/XXI funding for services otherwise covered under a qualified plan through the federal exchange.

3	ENROLLMENT AND DISENROLLMENT

3.1	Enrollment and Disenrollment of Populations

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall comply with the requirements in the Technical Interface Guidelines (TIG).

•	Defer to AHCCCS, which has exclusive authority to designate who will be enrolled and disenrolled as Non-Medicaid eligible members.

•	For a Non-Title XIX/XXI eligible person to be enrolled, providers must submit an 834 enrollment transaction to the Contractor.

3.2	Opt-Out for Cause

•	Exempt

3.3	Prior Quarter Coverage

•	Refer to Title XIX Contract YH17-0001

3.4	Prior Period Coverage

•	Refer to Title XIX Contract YH17-0001

3.5	Hospital Presumptive Eligibility

•	Refer to Title XIX Contract YH17-0001

4	SCOPE OF SERVICES

4.1	Overview

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

4.2	General Requirements for the System of Care

•	Refer to Title XIX Contract YH17-0001

4.3	Behavioral Health Covered Services

•	Refer to Title XIX Contract YH17-0001, and

•	See AMPM Exhibit 300-2, AMPM Policy 320-T, and:

The Contractor shall:

•	Ensure the delivery of medically necessary and clinically appropriate covered behavioral health services to eligible members in conformance with the AHCCCS Covered Behavioral Health Services Guide.

•	Deliver covered behavioral health services under the Mental Health (MHBG) Block Grant, the Substance Abuse Prevention and Treatment Block Grant (SABG) and other grant funding as available.

•	Persons receiving substance use disorder treatment services under the SABG have the right to receive services from a provider to whose religious character they do not object.

•	Behavioral health subcontractors providing substance abuse services under the SABG must notify persons of this right using Policy Attachment 110.1, or its successor. Providers must document that the person has received notice in the person’s comprehensive clinical record.

•	If a person objects to the religious character of a behavioral health provider, the provider must refer the person to an alternative provider within 7 days, or earlier when clinically indicated, after the date of the objection. Upon making such a referral, providers must notify the Contractor of the referral and ensure that the person makes contact with the alternative provider.

•	The Contractor must develop and make available policies and procedures that indicate who and how providers should notify the Contractor of these referrals.

•	Submit reports on use of MHBG and SABG programs and funds in accordance with Block Grant reporting requirements and in accordance with Exhibit-9, Deliverables.

•	Deliver covered behavioral health services in accordance with the terms of the Intergovernmental Agreement (IGA) between AHCCCS and all County agreements for court ordered evaluations (COE). See also AMPM Policy 320-U.

SCOPE OF WORK

•	The Contractor in the Southern GSA shall:

•	Utilize the Pima County IGA funding listed in the allocation schedule to support Crisis activities; and

•	Provide services as prescribed in this Contract and A.R.S. 4-203.01 (1) and A.R.S. 36-2021 through A.R.S. 36-2031 for substance use services in Pima County including crisis, detoxification services, and outpatient services utilizing the Liquor Fees funding listed in the allocation schedule.

•	The Contractor in the Northern GSA shall:

•	Utilize the Coconino County funding listed in the allocation schedule for court ordered evaluations (COE).

Substance Abuse Block Grant (SABG)

•	The following services must be made available to SABG special populations:

•	Behavioral health providers must provide specialized, gender-specific treatment and recovery support services for females who are pregnant or have dependent children and their families in outpatient/residential treatment settings.

•	Services are also provided to mothers who are attempting to regain custody of their children.

•	Services must treat the family as a unit.

•	As needed, providers must admit both mothers and their dependent children into treatment.

•	The following services are provided or arranged as needed:

•	Referral for primary medical care for pregnant females;

•	Referral for primary pediatric care for children;

•	Gender-specific substance abuse treatment; and

•	Therapeutic interventions for dependent children.

•	The Contractor must ensure the following issues do not pose barriers to access to obtaining substance use treatment:

•	Child care;

•	Case management; and

•	Transportation

SCOPE OF WORK

•	The Contractor must publicize the availability of gender-based substance use treatment services for females who are pregnant or have dependent children. Publicizing must include at a minimum the posting of fliers at each site notifying the right of pregnant females and females with dependent children to receive substance abuse treatment services at no cost.

•	The Contractor must develop and make available to providers specific language with regards to providing the specialty program services for women and children.

•	Interim Services for Pregnant Women/Injection Drug Users (Non-Title XIX/XXI only).

•	The purpose of interim services is to reduce the adverse health effects of substance use, promote the health of the individual, and reduce the risk of transmission of disease for priority population members awaiting placement in a Residential Treatment Facility.

•	Provision of interim services must be documented in the member’s chart as well as reported to AHCCCS through the online residential waitlist. Interim services are required for Non-Title XIX/XXI priority populations who are maintained on an actively managed waitlist while awaiting placement in a Residential Treatment Facility.

•	Title XIX/XXI eligible persons who also meet a priority population type may not be placed on a waitlist.

For pregnant females the reporting requirement is within 48 hours, for women with dependent children the requirement is within five calendar days, and for all IVDUs the requirement is within 14 calendar days.

The minimum required interim services include education and referral that cover:

•	Prevention of and types of behaviors which increase the risk of contracting HIV, Hepatitis C and other sexually transmitted diseases;

•	Effects of substance use on fetal development;

•	Risk assessment/screening;

•	Referrals for HIV, Hepatitis C, and tuberculosis screening and services; and

•	Referrals for primary and prenatal medical care.

Mental Health Services Block Grant (MHBG)

The MHBG provides non-Title XIX/XXI behavioral health services to adults with SMI and children with SED. MHBG funds are only to be used

SCOPE OF WORK

for allowable services identified in the AHCCCS Covered Behavioral Health Services Guide for Non-Title XIX/XXI members with SMI or SED or Non-Title XIX/XXI services for Title XIX/XXI members. Members shall not be charged a copayment, or any other fee, for treatment services funded by the MHBG.

•	The MHBG must be used to:

•	Ensure access to a comprehensive system of care, including employment, housing, case management, rehabilitation, dental, and health services, as well as mental health services and supports;

•	Promote participation by consumer/survivors and their families in planning and implementing services and programs, as well as in evaluating State mental health systems;

•	Ensure access for underserved populations, including people who are homeless, residents of rural areas, and older adults; and

•	Promote recovery and community integration for adults with SMI and children with SED.

•	The Contractor shall not be responsible to pay for the costs associated with Court Ordered Evaluation (COE) unless prior payment arrangements have been made with another entity (e.g. County, hospital, provider).

•	The Contractor and its providers must comply with state recognized tribal court orders for Title XIX/XXI and Non-Title XIX/XXI SMI persons. When tribal providers are also involved in the care and treatment of court ordered tribal members, the Contractor and its providers must involve tribal providers to ensure the coordination and continuity of care of the members for the duration of court ordered treatment (COT) and when members are transitioned to services on the reservation, as applicable. The Contractor is encouraged to enter into agreements with tribes to address behavioral health needs and improve the coordination of care for tribal members. See also, AMPM Policy 320-U and ACOM Policy 423.

•	Domestic Violence (DV) Offender Treatment:

For Non-TXIX/XXI eligible persons court ordered for DV treatment, the individual can be billed for the DV services. See also, ACOM Policy 423.

4.4	Behavioral Health Service Delivery Approach

•	Refer to Title XIX Contract YH17-0001

4.5	Behavioral Health Services for Adult Members

•	Refer to Title XIX Contract YH17-0001 and:

SCOPE OF WORK

The Contractor shall:

•	Implement the following service delivery programs for members determined to have SMI consistent with U.S. Department of Health and Human Services, Substance Abuse and Mental Health Services Administration’s (SAMHSA) established program models:

•	Assertive Community Treatment (ACT);

•	Permanent Supportive Housing;

•	Supported Employment; and

•	Consumer Operated Services.

Monitor fidelity to the service delivery programs annually using the AHCCCS adopted measurement instrument, for example, the SAMHSA Fidelity Scale and General Organizational Index.

4.6	Behavioral Health Services for Child Members

•	Refer to Title XIX Contract YH17-0001

4.7	Physical Health Care Covered Services

•	Exempt

4.8	Integrated Health Care Service Delivery for SMI Members

•	Exempt

4.9	Health Education and Health Promotion Services

•	Refer to Title XIX Contract YH17-0001

4.10	American Indian Member Services

•	Refer to Title XIX Contract YH17-0001

4.11	Medications

•	Members with SMI (whether funded through State Funds or MHBG): Refer to Title XIX Contract YH17-0001: and

•	Members receiving services through SABG: SABG funding should be directed to service delivery. The Contractor should utilize other fund sources to provide medications. Medication Assisted Treatments (MAT) identified by AHCCCS as SABG-covered medications are excluded from this restriction.

4.12	Prescription Medications

•	Refer to Title XIX Contract YH17-0001

4.13	Medication Management Services

•	Exempt

SCOPE OF WORK

4.14	Laboratory Testing Services

•	Refer to Title XIX Contract YH17-0001

4.15	Crisis Services Overview

•	Refer to Title XIX Contract YH17-0001

4.16	Crisis Services-General Requirements

•	Refer to Title XIX Contract YH17-0001

4.17	Crisis Services-Telephone Response

•	Refer to Title XIX Contract YH17-0001

4.18	Crisis Services-Mobile Crisis Teams

•	Refer to Title XIX Contract YH17-0001

4.19	Crisis Services-Crisis Stabilization Settings

•	Refer to Title XIX Contract YH17-0001

4.20	Pediatric Immunizations and the Vaccines for Children Program

•	Exempt

4.21	Medicaid School Based Claiming Program (MSBC)

•	Exempt

4.22	Special Health Care Needs

•	Refer to Title XIX Contract YH17-0001

4.23	Special Assistance for SMI Members

•	Refer to Title XIX Contract YH17-0001

4.24	Psychiatric Rehabilitative Services-Employment

•	Refer to Title XIX Contract YH17-0001

4.25	Psychiatric Rehabilitative Services-Peer Support

•	Refer to Title XIX Contract YH17-0001

4.26	Psychiatric Rehabilitative Services- Housing

The Contractor shall:

•	Develop and maintain a housing continuum for members determined to have SMI as well as all other eligible members in conformance with ACOM Policy 448.

•	Collaborate with community stakeholders, state agency partners, federal agencies and other entities to identify, apply for or leverage alternative funding sources for housing programs.

•	Develop and manage state and federal housing programs and deliver housing related services.

•	Utilize all housing units previously purchased in the GSA for purposes of providing housing for SMI members.

•	Evaluate and report annually the fidelity of the Housing program through utilizing SAMHSA’s Permanent Supportive Housing toolkit.

•	Comply with all federally funded and state funded housing requirements as directed by AHCCCS.

•	Submit the deliverables related to the Housing Program in accordance with Exhibit-9, Deliverables, including an Annual Housing Needs Assessment as described in ACOM Policy 448.

•	The Contractor shall not utilize state funding sources in any capacity at unlicensed boarding homes, or other similar unlicensed facilities.

4.27	Prevention Services

The Contractor shall:

•	Administer a prevention system;

•	Collect progress reports from subcontracted providers, including HIV Early Intervention Services Providers;

•	Conduct biannual site visits to HIV Early Intervention Service providers where the AHCCCS HIV Coordinator, Contractor HIV Coordinator, and provider staff and supervisors are present;

•	Administer a minimum of 1 test per $600 in SABG HIV services funding; and

•	Submit deliverables related to Prevention Services in accordance with Exhibit-9 Deliverables.

5	CARE COORDINATION AND COLLABORATION

5.1	Care Coordination

•	Refer to Title XIX Contract YH17-0001 and AMPM Policy 541

SCOPE OF WORK

5.2	Care Coordination for Dual Eligible SMI Members

•	Refer to Title XIX Contract YH17-0001

5.3	Coordination with AHCCCS Contractors and Primary Care Providers

•	Refer to Title XIX Contract YH17-0001

5.4	Collaboration with System Stakeholders

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall meet, agree upon, and reduce to writing collaborative protocols with each County, District, or Regional Office of the Arizona Department of Economic Security/Rehabilitative Services Administration.

5.5	Collaboration to Improve Health Care Service Delivery

•	Refer to Title XIX Contract YH17-0001

5.6	Collaboration with Peers and Family Members

•	Refer to Title XIX Contract YH17-0001

5.7	Collaboration with Tribal Nations

•	Refer to Title XIX Contract YH17-0001

5.8	Coordination for Transitioning Members

•	Refer to Title XIX Contract YH17-0001

6	PROVIDER NETWORK

6.1	Network Development

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 415

6.2	Network Development for Integrated Health Care Service Delivery

•	Exempt

6.3	Network Management

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 415 and submit deliverables related to Prevention Services reporting in accordance with Exhibit-9, Deliverables.

6.4	Out of Network Providers

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

6.5	Material Change to Provider Network

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall

•	Offer a full array of service providers to meet the needs of the actual and anticipated number of persons eligible to receive services under this Contract;

•	Notify AHCCCS within seven business days of notifying provider or receiving notification from a provider receiving AHCCCS-administered grant funding will be terminating their contract with the Contractor.

•	Submit deliverables related to Provider Network change reporting in accordance with Exhibit-9, Deliverables.

6.6	Provider Affiliation Transmission

•	Refer to Title XIX Contract YH17-0001

7	PROVIDER REQUIREMENTS

7.1	Provider General Requirements

•	Refer to Title XIX Contract YH17-0001

7.2	Provider Registration Requirements

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall require that all entities receiving SABG or MHBG funds to obtain and maintain an Inventory of Behavioral Health Services (I-BHS) number through SAMHSA.

7.3	Provider Manual Policy Requirements

•	Refer to Title XIX Contract YH17-0001

7.4	Provider Manual Policy Network Requirements

•	Refer to Title XIX Contract YH17-0001

7.5	Specialty Service Providers

•	Exempt

7.6	Primary Care Provider Standards

•	Exempt

7.7	Maternity Care Provider Standards

•	Exempt

7.8	Federally Qualified Health Centers and Rural Health Clinics

•	Exempt

SCOPE OF WORK

8	MEDICAL MANAGEMENT

8.1	General Requirements

•	Refer to Title XIX Contract YH17-0001

8.2	Utilization Data Analysis and Data Management

•	Refer to Title XIX Contract YH17-0001

8.3	Prior Authorization and Referral Management

•	Refer to Title XIX Contract YH17-0001

8.4	Notice of Action

•	Refer to Title XIX Contract YH17-0001

8.5	Concurrent Review

•	Refer to Title XIX Contract YH17-0001

8.6	Discharge Planning

•	Refer to Title XIX Contract YH17-0001 and AMPM Policy 320-O

8.7	Inter-rater Reliability

•	Refer to Title XIX Contract YH17-0001

8.8	Retrospective Review

•	Refer to Title XIX Contract YH17-0001

8.9	Development and/or Adoption of Practice Guidelines

•	Refer to Title XIX Contract YH17-0001

8.10	New Medical Technologies and New Uses of Existing Technologies

•	Refer to Title XIX Contract YH17-0001

8.11	Continuity and Care Coordination

•	Refer to Title XIX Contract YH17-0001 and AMPM Policy 541

8.12	Disease Management

•	Refer to Title XIX Contract YH17-0001

8.13	Care Management Program-Goals

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

8.14	Care Management Program-General Requirements

•	Refer to Title XIX Contract YH17-0001

8.15	Drug Utilization Review

•	Refer to Title XIX Contract YH17-0001

8.16	Pre-Admission Screening and Resident Review (PASRR) Requirements

•	Refer to Title XIX Contract YH17-0001

8.17	Engaging Members through Technology

•	Refer to Title XIX Contract YH17-0001

8.18	Medical Management Reporting Requirements

•	Refer to Title XIX Contract YH17-0001

8.19	Additional Authorization Requirements

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall comply with member notice requirements as outlined in ACOM Policy 444.

9	APPOINTMENT AND REFERRAL REQUIREMENTS

9.1	Appointments for Behavioral Health Services

•	Refer to Title XIX Contract YH17-0001 and:

For all populations covered under this Contract, the Contractor shall provide appointments to members as follows:

•	Emergency appointments within 24 hours of referral, including, at a minimum, the requirement to respond to hospital referrals for Non-Title XIX/XXI members with SMI;

•	Accept and respond to emergency referrals of Non-Title XIX/XXI members with SMI 24 hours a day, seven days a week. Emergency referrals do not require prior authorization. Emergency referrals include those initiated for Non-Title XIX/XXI with SMI members admitted to a hospital or treated in the emergency room.

SCOPE OF WORK

Response Times for Designated Behavioral Health Services under the SABG Block Grant:

WHEN	WHAT	WHO
Behavioral health services provided within a timeframe indicated by clinical need, but no later than 48 hours from the referral/initial request for services.

Any needed covered behavioral health service, including admission to a residential program if clinically indicated;

If a residential program is temporarily unavailable, an attempt shall be made to place the person within another provider agency facility, including those in other geographic service areas. If capacity still does not exist, the person shall be placed on an actively managed residential wait list and interim services must be provided until the individual is admitted. Interim services include: counseling/education about HIV and Tuberculosis (include the risks of transmission), the risks of needle sharing and referral for HIV and TB treatment services if necessary, counseling on the effects of alcohol/drug use on the fetus and referral for prenatal care.

Pregnant women/teenagers referred for substance use treatment (includes pregnant injection drug users and pregnant substance users) and Substance-using females with dependent children, including those attempting to regain custody of their child(ren)

Behavioral health services provided within a timeframe indicated by clinical need but no later than 14 days following the initial request for services/referral.

All subsequent behavioral health services must be provided within timeframes according to the needs of the person.

Includes any needed covered behavioral health services;

Admit to a clinically appropriate substance use treatment program (can be residential or outpatient based on the person’s clinical needs); if unavailable, interim services must be offered to the person. Interim services shall minimally include education/interventions with regard to HIV and tuberculosis and the risks of needle sharing and must be offered within 48 hours of the request for treatment.

All other injection drug users

Behavioral health services provided within a timeframe indicated by clinical need but no later than 23 days following the initial assessment.

All subsequent behavioral health services must be provided within timeframes according to the needs of the person.

	Includes any needed covered behavioral health services.	All other persons in need of substance use treatment

9.2	Additional Appointment Requirements for SMI Members

•	Refer to Title XIX Contract YH17-0001

9.3	Referral Requirements

•	Refer to Title XIX Contract YH17-0001, AMPM Policy 580 and:

•	Accept and respond to emergency referrals of and Non-Title XIX/XXI members with SMI 24 hours a day, seven days a week. Emergency referrals do not require prior authorization. Emergency referrals include those initiated for Non-Title XIX/XXI with SMI members admitted to a hospital or treated in the emergency room.

SCOPE OF WORK

9.4	Disposition of Referrals

•	Refer to Title XIX Contract YH17-0001

9.5	Provider Directory

•	Refer to Title XIX Contract YH17-0001

9.6	Referral for a Second Opinion

•	Refer to Title XIX Contract YH17-0001

9.7	Additional Referral Requirements for SMI Members

•	Refer to Title XIX Contract YH17-0001

10	QUALITY MANAGEMENT

10.1	General Requirements

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall comply with requirements to assure member rights and responsibilities in conformance with Contract YH17-0001, ACOM Policy 444, ACOM Policy 446, and AMPM Policy 320-Rand the AHCCCS policy on Notice Requirements and Appeal Process for Title XIX and Title XXI Eligible Persons and the AHCCCS Medical Policy Manual, 42 CFR 438.100(a)(2); and comply with any other applicable federal and State laws (such as Title VI of the Civil Rights Act of 1964, etc.) including other laws regarding privacy and confidentiality, 42 CFR 438.100(d).

10.2	Credentialing

•	Refer to Title XIX Contract YH17-0001

10.3	Incident, Accident and Death Reports

•	Refer to Title XIX Contract YH17-0001

10.4	Quality of Care Concerns and Investigations

•	Refer to Title XIX Contract YH17-0001

10.5	Performance Measures

•	Exempt

SCOPE OF WORK

10.6	Performance Improvement Projects

•	Exempt

10.7	Data Collection Procedures

•	Exempt

10.8	Member Satisfaction Survey

•	Refer to Title XIX Contract YH17-0001

10.9	Provider Monitoring

•	Refer to Title XIX Contract YH17-0001

10.10	Quality Management Reporting Requirements

•	Refer to Title XIX Contract YH17-0001

11	COMMUNICATIONS

11.1	Member Information

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 404

11.2	Translation Services

•	Refer to Title XIX Contract YH17-0001

11.3	Member Handbooks

•	Refer to Title XIX Contract YH17-0001 and:

•	Provide the Contractor’s Member Handbook to each member as follows:

•	For Non-Title XIX/XXI members within 12 business days of the member receiving the initial behavioral health covered service;

11.4	Member Newsletters

•	Refer to Title XIX Contract YH17-0001

11.5	Health Promotion

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall ensure all providers receiving SABG funds have posters displayed in accordance with 45 CFR 96.131.

11.6	Marketing

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

11.7	Web Site Requirements

•	Refer to Title XIX Contract YH17-0001

11.8	Social Networking Requirements

•	Refer to Title XIX Contract YH17-0001

11.9	Outreach

•	Refer to Title XIX Contract YH17-0001 and:

•	AMPM Policy 1040

11.10	Identification Cards for SMI Members Receiving Physical Health Care Services

•	Exempt

12	CULTURAL COMPETENCY

12.1	General Requirements

•	Refer to Title XIX Contract YH17-0001

12.2	Accommodating AHCCCS Members

•	Refer to Title XIX Contract YH17-0001

13	GRIEVANCE AND APPEAL SYSTEM REQUIREMENTS

13.1	General Requirements

For all populations eligible for services under this Contract, the Contractor shall:

•	Implement and administer a Grievance and Appeal System for members, subcontractors and providers which include processes for the following:

•	Provision of required Notice to members;

•	Member Grievance

•	SMI Grievance;

•	SMI Appeal;

•	Claim Dispute; and

•	Access to the state fair hearing system.

•	Ensure a Grievance and Appeal System that complies with all applicable requirements in the federal and state laws and regulations, AHCCCS’ Contractor Operations Manual, AHCCCS Medical Policy Manual, A.A.C. Title 9, Chapter 21, Article 4, and the requirements under this Contract.

SCOPE OF WORK

•	Not delegate or subcontract the administration or performance of the Member Grievance, SMI Grievance, SMI Appeal, or Claim Dispute processes.

•	Provide written notification of the Contractor’s Grievance and Appeal System processes to all subcontractor and providers at the time of entering into a subcontract.

•	Provide written notification with information about Contractor’s Grievance and Appeal System to members in the Member Handbook in conformance with the Contract Section on, Member Handbooks.

•	Provide written notification to members at least 30 days prior to the effective date of a change in a Grievance and Appeal System policy.

•	Administer all Grievance and Appeal System processes competently, expeditiously, and equitably for all members, subcontractors, and providers to ensure that member grievances, appeals, SMI grievances and claim disputes are effectively and efficiently adjudicated and/or resolved.

•	Continuously review Grievance and Appeal System data to identify trends and opportunities for system improvement; take action to correct identified deficiencies; and otherwise implement modifications which improve Grievance and Appeal System operations and efficiency.

•	Comply with the provisions in the Contract Section on, Administrative Requirements, which shall include having all professional, paraprofessional, and clerical/administrative resources to represent the Contractor’s, subcontractor’s and/or provider’s interests for Grievance and Appeal System cases that rise to the level of an administrative or judicial hearing or proceeding, except for a claim dispute.

•	In the event of a claim dispute, the Contractor and the claimant are responsible to provide the necessary professional, paraprofessional and administrative resources to represent each of its respective interest. Absent written agreement to the contrary, the Contractor shall be responsible for payment of attorney fees and costs awarded to a claimant in any administrative or judicial proceeding.

•	Provide AHCCCS with any Grievance and Appeal System information, report or document within the time specified within AHCCCS’ request.

•	Fully cooperate with AHCCCS in the event AHCCCS decides to intervene in, participate in or review any Notice, Member Grievance, SMI Grievance, SMI Appeal, or Claim Dispute or any other Grievance and Appeal System process or proceeding. Contractor shall comply with or implement any AHCCCS directive within the time specified pending formal resolution of the issue.

SCOPE OF WORK

•	Consider the best clinical interests of the member when addressing provider or member Grievance and Appeal System-related concerns. When such concerns are communicated to designated staff, communicate the concern, at a minimum and when appropriate, to Contractor’s senior management team, AHCCCS leadership, government officials, legislators, or the media.

•	Conduct a review and take any clinical interventions, revisions to service planning or referrals to Contractor’s Care Management Program as indicated when the data shows that a particular member is an outlier by filing repetitive grievances and/or appeals. See also, AMPM Policy 320-O.

•	Regularly review Grievance and Appeal System data to identify members that utilize Grievance and Appeal System processes at a significantly higher rate than others.

•	Submit quarterly reports to AHCCCS, in a prior-approved format, of SMI grievances, SMI Appeals, non-TXIX/TXXI member grievances/complaints, and non-TXIX/TXXI provider claim disputes as specified in Exhibit-9, Deliverables.

•	Designate a qualified individual staff person to collaborate with AHCCCS to address provider or member Grievance and Appeal System-related concerns consistent with the requirements of this Contract.

•	Require the designated individual staff person to perform the following activities:

•	Collect necessary information;

•	Consult with the treatment team, Contractor’s CMO or a Care Manager for clinical recommendations when applicable;

•	Develop communication strategies in accordance with confidentiality laws; and

•	Develop a written plan to address and resolve the situation to be approved by AHCCCS when applicable, prior to implementation.

13.2	Member Grievances

The Contractor shall:

•	Develop and maintain a dedicated department to acknowledge, investigate, and resolve member grievances. The distinct department should be accessible to members, providers and other stakeholders via a designated phone number that can be accessed directly or by a telephone prompt on the contractor’s messaging system.

•	Respond to and resolve member grievances in a courteous, responsive, effective, and timely manner.

SCOPE OF WORK

•	Actively engage and become involved in resolving member grievances in a manner that holds subcontractors and providers accountable for their actions that precipitated or caused the complaint.

•	Not engage in conduct to prohibit, discourage or interfere with a member’s or a provider’s right to assert a member grievance, appeal, SMI grievance, claim dispute or use any Grievance and Appeal System process.

•	Submit response to the resolution of member grievances as directed by AHCCCS.

•	Efforts to resolve member grievances through the member grievance process do not preclude access to applicable appeal and SMI grievance processes.

13.3	TXIX/XXI Member Appeals

•	Refer to Title XIX Contract YH17-0001

13.4	Claim Disputes

The Contractor shall:

•	Provide subcontractors with the Contractor’s Claim Dispute Policy at the time of entering into a subcontract. The Contractor shall provide non-contracted providers with the Contractor’s Claim Dispute Policy with a remittance advice. The Contractor shall send the remittance advice and policy within 45 days of receipt of a claim.

13.5	Grievance and Appeal System Reporting Requirements

The Contractor shall submit all deliverables related to the Grievance and Appeal System in accordance with Exhibit-9, Deliverables.

13.6	SMI Grievances

The Contractor shall:

•	Develop and maintain an SMI Grievance process as delineated in A.A.C. Title 9, Chapter 21, Article 4 that supports the protection of the rights of SMI members and has mechanisms to correct identified deficiencies on both an individual and systemic level.

•	Require SMI Grievance investigators to be certified by Council on Licensure, Enforcement and Regulation (CLEAR) or by an equivalent certification program approved by AHCCCS.

•	Refer to ACOM Policy 446.

SCOPE OF WORK

13.7	SMI Appeals

•	The Contractor shall:

•	Implement all SMI appeal processes as delineated in A.A.C. Title 9, Chapter 21, Article 4, in a manner that offers appellants an opportunity to present an appeal in person at a convenient time and location for the member, and provide the privacy required by law.

•	Require all staff facilitating in-person SMI appeal conferences to have training in mediation, conflict resolution or problem solving techniques.

•	Refer to ACOM Policy 444.

14	CORPORATE COMPLIANCE PROGRAM

14.1	General Requirements

•	Refer to Title XIX Contract YH17-0001

14.2	Fraud, Waste and Abuse

•	Refer to Title XIX Contract YH17-0001

14.3	Disclosure of Ownership and Control [42 CFR 455.104 (through 106)(SMDL09-001] (Sections 1124(a)(2)(A) and 1903(m)(2)(A)(viii) of the Social Security Act)

•	Refer to Title XIX Contract YH17-0001

14.4	Disclosure of Information on Persons Convicted of Crimes [42 CFR 455.101; 106; 436][SMDL09-001]

•	Refer to Title XIX Contract YH17-0001

15	FINANCIAL MANAGEMENT

15.1	General Requirements

•	Refer to Title XIX Contract YH17-0001

15.2	Performance Bond

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 305

15.3	Financial Reports

•	Refer to Title XIX Contract YH17-0001 and:

•	The Contractor shall provide an annual Single Audit Report prepared in accordance with 2 CFR Part 200 Subpart F (whether for profit or non-profit) and an approved cost allocation plan. Notwithstanding the 2 CFR Part 200 Subpart F regulations, the Contractor shall include the SABG and MHBG as major programs for the purpose of this Contract. Additional agreed upon procedures and attestations may be required of the Contractor’s auditor as determined by AHCCCS.

SCOPE OF WORK

15.4	Financial Viability/Performance Standards

•	Refer to Title XIX Contract YH17-0001 ACOM Policy 305 and:

•	Total Non-Title XIX/XXI Administrative Expenses divided by total Non-Title XIX/XXI Revenue shall be less than or equal to 8%.

•	Total Non-Title XIX/XXI Service Expense divided by total Non-Title XIX/XXI Revenue shall be no less than 88.3%.

15.5	Health Insurer Fee

•	Exempt and:

•	AHCCCS does not reimburse the Contractor for any Health Insurer Fee payments on non-Title XIX/XXI revenue.

15.6	Compensation

•	Exempt and:

•	Non-Title XIX/XXI payments are not subject to premium tax. See ACOM Policy 304 for additional details.

15.7	Capitation Adjustments

•	Exempt

15.8	Payments

•	Refer to Contract YH17-0001

15.9	Community Reinvestment

•	Refer to Title XIX Contract YH17-0001

15.10	Recoupments

•	Refer to Title XIX Contract YH17-0001

15.11	Financial Responsibility for Referrals and Coordination with Acute Health Plans and the Courts

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 423,

•	15.11.5 Exempt.

15.12	Advances, Equity Distributions, Loans, and Investments

•	Refer to Title XIX Contract YH17-0001

15.13	Member Billing and Liability for Payment

•	Exempt

SCOPE OF WORK

15.14	Medicare Services and Cost Sharing Requirements

For Medicare Part D the Contractor shall utilize state funds to pay or reimburse Medicare Part D cost sharing for dual eligible members or Non-Title XIX/XXI Medicare eligible SMI members in accordance with ACOM Policy 201.

15.15	Capitalization Requirements

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 305

15.16	Coordination of Benefits and Third Party Liability Requirements

•	Refer to Title XIX Contract YH17-0001 and:

•	Grant funding is the payor of last resort for Title XIX/XXI covered services which have been exhausted and Non-Title XIX/XXI covered services, and for Non-Title XIX/XXI members for any services. Refer to the AHCCCS Financial Reporting Guide for RBHA Contractors; and

•	See also ACOM Policy 426, and ACOM Policy 434

15.17	Post-payment Recovery Requirements

•	Refer to Title XIX Contract YH17-0001

15.18	Retroactive Recoveries

•	Refer to Title XIX Contract YH17-0001

15.19	Total Plan Case Requirements

•	Refer to Title XIX Contract YH17-0001

15.20	Joint and Mass Tort Cases

•	Refer to Title XIX Contract YH17-0001

15.21	Value Based Purchasing

•	Refer to Title XIX Contract YH17-0001and ACOM Policy 322

15.22	Other Financial Obligations

•	Refer to Title XIX Contract YH17-0001 and:

•	The Contractor shall reimburse AHCCCS immediately upon demand all funds not expended in accordance with the terms of this Contract as determined by AHCCCS or the Arizona Auditor General.

SCOPE OF WORK

15.23	Sources of Revenue

AHCCCS Shall:

•	Annually prepare the Non-Title XIX/XXI Allocation Schedule, which is subject to change during the fiscal year, to specify the Non-Title XIX/XXI non-capitated funding sources by program including MHBG and SABG Federal Block Grant funds, State General Fund appropriations, county and other funds, which are used for services not covered by Title XIX/XXI funding and for populations not otherwise covered by Title XIX/XXI funding.

•	Make payments to Contractor according the Non-Title XIX/XXI Allocation Schedule which includes all administrative costs to the Contractor. Payments shall be made in 12 monthly installments through the Contract year no later than the 10th business day of each month. AHCCCS retains the discretion to make payments using an alternative payment schedule.

•	Make payments to Contractor that are conditioned upon the availability of funds authorized, appropriated and allocated to AHCCCS for expenditure in the manner and for the purposes set forth in this Contract.

•	Not be responsible for payment to Contractor for any purchases, expenditures or subcontracts made by the Contractor in anticipation of funding.

•	The Contractor shall manage available funding in order to continuously provide services throughout the funding period.

15.24	Non-Title XIX/XXI Encounter Valuation for Grant, County, Non-Title XIX/XXI and Other Funds

The Contractor shall:

•	Submit the volume of Non-Title XIX/XXI encounters so that the valuation level equals 85% of the total service revenue without inclusion of any crisis capacity credit.

•	Have the discretion to recoup the difference between a subcontractor’s total value of encounters submitted to the Contractor and 85% of the subcontractor’s total service revenue contract amount.

AHCCCS shall:

•	Monitor the value of submitted encounters on a quarterly basis.

•	Have the discretion to calculate an encounter valuation penalty if the contractor does not meet the above volume requirement.

15.25	Profit Limit for Non-Title XIX/XXI Funds

•	Refer to ACOM Policy 323, and

SCOPE OF WORK

AHCCCS shall:

•	On a state fiscal year basis, not allow the Contractor to earn a profit from allocated funds for Supported Housing, Crisis and Non-Title XIX/XXI SMI. There is no maximum loss for Non-Title XIX/XXI funded programs.

•	Establish a profit limit on the Contractor’s potential profits from the SABG, MHBG, County, and Non-Title XIX/XXI Other funds.

•	Refer to ACOM 323 Policy 323 for additional information.

15.26	Mortgages and Financing of Property

AHCCCS shall be under no obligation to assist, facilitate, or help the Contractor secure the mortgage or financing if a Contractor intends to obtain a mortgage or financing for the purchase of real property or construction of buildings on real property.

15.27	Management of Federal Block Grant Funds and other Federal Grants

The Contractor shall be authorized to expend:

•	Substance Abuse Block Grant funds (SABG) for planning, implementing, and evaluating activities to prevent and treat substance use and related activities addressing HIV and tuberculosis services;

•	Mental Health Block Grant funds (MHBG) for services for adults with Serious Mental Illness (SMI) and children with serious emotional disturbance (SED), Evidence Based Practices for First Episode Psychosis; and

•	Other federal grant funding as allocated by AHCCCS as directed for purposes set forth in the federal grant requirements.

The Contractor shall:

•	Manage, record, and report Federal Grant funds in accordance with the practices, procedures, and standards in the State of Arizona Accounting Manual (SAAM), 2 CFR Part 200, and federal grant requirements.

•	Report financial information related to Federal Grants in conformance with the AHCCCS Financial Reporting Guide for RBHA Contractors.

•	Comply with all terms, conditions, and requirements of the SABG and MHBG Block Grants, including but not limited to:

•	Confidentiality of Alcohol and Drug Patient Records (42 CFR Part 2);

•	Charitable Choice Provisions; Final Rule (42 CFR Part 54 and 54a);

•	Substance Abuse Prevention and Treatment Block Grant; Interim Final Rule (45 CFR 96.45, 96.51, and 96.120-121);

SCOPE OF WORK

•	Health Omnibus Programs Extension Act of 1988, Subtitle E General Provisions, November 4, 1988 (P.L.100-607) (.pdf) (42 U.S.C. 300ee-5);

•	Children’s Health Act of 2000 (P.L. 106-310), October 17, 2000;

•	ADAMHA Reorganization Act of 1992 (P.L. 102-321), July 10, 1992; and

•	Public Health Service Act (includes Title V and Title XIX).

•	Develop and maintain fiscal controls in accordance with authorized activities of the Federal Block Grants and other Federal Grant funds, this Contract, and AMPM Policy 320-T, the MHBG and SABG FAQs on the AHCCCS website, State of Arizona Accounting Manual (SAAM), and 2 CFR Part 200.

•	Report MHBG and SABG grant funds and services separately and provide information related to block grant expenditures to AHCCCS upon request.

•	Submit Contractor and provider level expenditure data to AHCCCS consistent with the annual funding levels in the AHCCCS Allocation Schedule for certain allocations of the SABG including substance use treatment services, crisis services, primary prevention services, specialty programs and services for pregnant women and women with dependent children and HIV Early Intervention Services and the MHBG including SED and SMI services and Evidenced Based Practices (EBP) for First Episode Psychosis.

•	Manage the Federal Block Grant funds during each fiscal year to make funds available for obligation and expenditure until the end of the fiscal year for which the funds were paid. When making transfers involving Federal Block Grant funds, the Contractor shall comply with the requirements in accordance with the Federal Block Grant Funds Transfers Cash Management Improvement Act of 1990 and any rules or regulations promulgated by the U.S. Department of the Treasury including, 31 CFR Part 205 and the State of Arizona Accounting Manual (SAAM).

•	Not discriminate against non-governmental organizations on the basis of religion in the distribution of Block Grant funds.

•	Not expend Federal Block Grant funds for any of the following prohibited activities:

•	Inpatient hospital services;

•	Acute Care or physical health care services including payment of copays;

•	Make cash payments to intended recipients of health services;

SCOPE OF WORK

•	Purchase or improve land; purchase, construct, or permanently improve any building or facility except for minor remodeling with written approval from AHCCCS;

•	Purchase major medical equipment;

•	To satisfy any requirement for the expenditure of non-federal funds as a condition for the receipt of federal funds;

•	Provide financial assistance to any entity other than a public or non-profit private entity;

•	Provide individuals with hypodermic needles or syringes for illegal drug use, unless the Surgeon General of the Public Health Service determines that a demonstration needle exchange program would be effective in reducing drug use and the risk that the public will become infected with the etiologic agent for AIDS;

•	Pay the salary of an individual through a grant or other extramural mechanism at a rate in excess of Level I of the Executive Salary Schedule for the award year; see http://grants.nih.gov/grants/policy/salcap summary.htm;

•	Purchase treatment services in penal or correctional institutions in the State of Arizona;

•	Flex funds purchases;

•	Comply with prevention funds management; and

•	Comply with all terms, conditions, and requirements for any Federal Grant funding as outlined in AHCCCS allocation schedule and letters.

16	PROVIDER AGREEMENT REIMBURSEMENT

16.1	Physician Incentive Requirements

•	Refer to Title XIX Contract YH17-0001

16.2	Nursing Facility Reimbursement

•	Exempt

17	INFORMATION SYSTEMS AND DATA EXCHANGE REQUIREMENTS

17.1	Overview

•	Refer to Title XIX Contract YH17-0001

17.2	Systems Function and Capacity

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

17.3	Encounter Data Reporting

•	Refer to Title XIX Contract YH17-0001

17.4	Enrollment and Capitation Transaction Updates

•	Refer to Title XIX Contract YH17-0001

17.5	Electronic Transactions

•	Refer to Title XIX Contract YH17-0001

17.6	General Claims Processing Requirements

•	Refer to Title XIX Contract YH17-0001 and:

17.7	Claims System Reporting

•	Refer to Title XIX Contract YH17-0001

17.8	Demographic Data Submission

•	Refer to Title XIX Contract YH17-0001

17.9	Participation in Information Systems Work Groups/Committees:

The Contractor should execute a contract with AzHEC; including support in the execution of the provider participation agreements. The Contractor is responsible for making quarterly payments to AzHEC and providing proof to AHCCCS upon payment. Proof of payment shall be due as specified in Exhibit-9, Deliverables. They should identify Contractor priority order of connectivity for providers and assist AzHEC in determining the schedule of provider connectivity. The Contractor should participate in quarterly HIE meetings with AzHEC and AHCCCS.

Each RBHA has collaboratively participated in a process of selecting the prioritized providers for connectivity during the next two years. Given many providers operate in multiple locations throughout the state and the information they contribute may benefit all contracted RBHAs, the expectation is that the Contractor will each contribute their expected allocation to support project completion.

The Contractor is responsible for providing AHCCCS the connectivity progress of the providers on a quarterly basis. Information reported should include the providers connectivity status (planning, underway, operational, etc.), barriers encountered that are delaying connections, and other key indicators of progress for the project overall. Additional information reported should include the providers who have achieved operational status with any HIE status, including but not limited to unidirectional connectivity, bidirectional connectivity, alerts and notifications, portal access, direct secure email, etc. The report should also include a projection of which providers and their respective services are expected to be completed within the next quarter. The report shall be due as specified in Exhibit-9, Deliverables.

SCOPE OF WORK

The Contractor should provide proposed connectivity schedules and regular updates to providers and facilitate AzHEC education with providers.

17.10	Claims and Encounter Submission and Processing Requirements

•	Refer to Title XIX Contract YH17-0001 and:

•	Submitted encounters for services delivered to Non-Title XIX/XXI enrolled persons must be submitted in the same manner and timeframes as described in the AHCCCS Encounter Manual.

18	ADMINISTRATIVE REQUIREMENTS

18.1	General Requirements

•	Refer to Title XIX Contract YH17-0001

18.2	AHCCCS Guidelines, Policies and Manuals

•	Refer to Title XIX Contract YH17-0001

18.3	Organizational Structure

•	Refer to Title XIX Contract YH17-0001

18.4	Peer Involvement and Participation

•	Refer to Title XIX Contract YH17-0001

18.5	Key Staff

•	Refer to Title XIX Contract YH17-0001

18.6	Organizational Staff

•	Refer to Title XIX Contract YH17-0001 and:

•	The Contractor shall have the following Organizational Staff

•	Housing Administrator:

•	Resides in Arizona within the assigned Geographic Service Area in Greater Arizona;

•	Acts as the interagency liaison with Arizona Department of Housing (ADOH); and

•	Manages and oversees housing programs, including grants, special housing planning initiatives, and development and expansion of housing availability for members.

SCOPE OF WORK

•	Other SABG Requirements:

The Contractor must designate:

•	A lead substance use treatment coordinator who will be responsible for ensuring Contractor compliance with all SABG requirements;

•	A women’s treatment coordinator;

•	An opioid treatment coordinator; and

•	An HIV early intervention services coordinator.

18.7	Liaisons and Coordinators

•	Refer to Title XIX Contract YH17-0001

18.8	Training Program Requirements

•	Refer to Title XIX Contract YH17-000

18.9	Training Reporting Requirements

•	Refer to Title XIX Contract YH17-0001 and:

•	The Contractor and their providers must ensure the following within 90 days of the staff person’s hire date, as relevant to each staff person’s job duties and responsibilities and annually as applicable for training requirements applicable to Community Service Agencies. In addition, training requirements include behavioral health recipient benefit options such as: Medicare Modernization Act (MMA), Department of Economic Security/Rehabilitation Services Administration (DES/RSA), and SABG.

18.10	Medical Records

•	Refer to Title XIX Contract YH17-0001 and AMPM Policy 940

18.11	Consent and Authorization

•	Refer to Title XIX Contract YH17-0001 and ACOM Policy 447

18.12	Advance Directives

•	Refer to Title XIX Contract YH17-0001

18.13	Business Continuity and Recovery Plan

•	Refer to Title XIX Contract YH17-0001

18.14	Emergency Preparedness

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

18.15	Legislative, Legal and Regulatory Issues

•	Refer to Title XIX Contract YH17-0001 and:

The Contractor shall comply with the following:

•	ACOM Policy 448;

•	Application for Housing Development Under the AZ Dept. of Health Services, or its successor;

•	ADHS/DBHS T/RBHA Housing Project Proposal Outline Form (page 358), or its successor;

•	ISA between AHCCCS and ADOH ISA for Housing Technical Assistance;

•	ISA between AHCCCS and ADOH for State Housing Trust Fund;

•	ISA between AHCCCS and ADOH for Administration of Housing Funds;

•	Pima County IGA;

•	Coconino County IGA;

•	ISA between AHCCCS and ADES-RSA;

•	Substance Abuse Informational Materials;

•	SABG/MHBG Joint Block Grant Planning Application;

•	SABG/MHBG Frequently Asked Questions (FAQs);

•	SYNAR Report

18.16	Pending Issues

•	Refer to Title XIX Contract YH17-0001, and

•	As policies, guides, and other documents are transitioned to AHCCCS, publishing of AHCCCS final integrated policies and other guidance documents may be delayed. In the interim, should the Contractor require clarification regarding contract provisions and associated policies, guides or manuals incorporated by reference, the Contractor may contact AHCCCS, DHCM for further instruction. To the extent there is a DBHS policy which provides directive and it does not conflict with existing contract provisions, the Contractor should consult those documents until such time that AHCCCS provides updates. DBHS Policies, Guides and Manuals are available on the AHCCCS website for reference.

18.17	Copayments

•	Refer to Title XIX Contract YH17-0001 and:

For individuals who are Non-Title XIX/XXI eligible persons who are determined to have a Serious Mental Illness, AHCCCS has established a copayment to be charged to these members for covered services (A.R.S. 36-3409). The Contractor is required to comply with the following:

•	Copayment requirements are not applicable to services funded by the Substance Abuse Block Grant (SABG) or Mental Health Block Grant (MHBG).

•	Copayments are not assessed for crisis services or collected at the time crisis services are provided.

•	Persons determined to have SMI must be informed prior to the provision of services of any fees associated with the services (R9-21-202(A)(8)), and providers must document such notification to the person in his/her comprehensive clinical record.

•	Copayments assessed for Non-Title XIX/XXI persons determined to have SMI are intended to be payments by the member for all covered behavioral health services, but copayments are only collected at the time of the psychiatric assessment and psychiatric follow up appointments.

SCOPE OF WORK

•	Copayments are:

•	A fixed dollar amount of $3;

•	Applied to in network services; and

•	Collected at the time services are rendered.

•	The Contractor must establish methods to encourage a collaborative approach to resolve non-payment issues, which may include the following:

•	Engage in informal discussions and avoid confrontational situations;

•	Re-screen the person for AHCCCS eligibility; and

•	Present other payment options, such as payment plans or payment deferrals, and discuss additional payment options as requested by the person.

•	Individuals receiving services through SABG, MHBG, and discretionary grants are not assessed copays. See also, AMPM Policy 320-T.

18.18	Administrative Performance Standards

•	Refer to Title XIX Contract YH17-0001

18.19	SMI Eligibility Determination

•	Refer to Title XIX Contract YH17-0001

18.20	Material Change to Business Operations

•	Refer to Title XIX Contract YH17-0001

18.21	Governance Board

•	Refer to Title XIX Contract YH17-0001

18.22	Merger, Acquisition, Reorganization, Joint Venture and Change in Ownership

•	Refer to Title XIX Contract YH17-0001

18.23	Separate Incorporation and Prohibition Against Direct Service Delivery

•	Refer to Title XIX Contract YH17-0001

SCOPE OF WORK

19	MONITORING AND OPERATIONAL REVIEWS (OR)

19.1	Reporting Requirements

•	Refer to Title XIX Contract YH17-0001

19.2	Records Retention

•	Refer to Title XIX Contract YH17-0001

19.3	Requests for Information

•	Refer to Title XIX Contract YH17-0001

19.4	Surveys

•	Refer to Title XIX Contract YH17-0001

19.5	Monitoring and Independent Review of the Contractor

•	Refer to Title XIX Contract YH17-0001

19.6	Sanctions

•	Refer to Title XIX Contract YH17-0001

20	SUBCONTRACTING REQUIREMENTS

20.1	Subcontract Relationships and Delegation

•	Refer to Title XIX Contract YH17-0001 and:

•	Prevention Subcontracts

•	For prevention service delivery subcontracts, the Contractor shall:

•	Require the subcontractor to comply with the Strategic Prevention Framework (SPF) Model.

•	Require the subcontractor to specify the work to be performed; type, duration and scope of the prevention strategy to be delivered; and approximate number of participants to be served.

•	Require the subcontractor to describe the evaluation methods to monitor performance and with the specific reporting requirements.

•	Require the subcontractor to comply with SABG requirements.

•	Not incorporate prevention requirements into subcontracts for other covered services.

SCOPE OF WORK

20.2	Hospital Subcontracts and Reimbursement

•	Exempt

20.3	Management Services Agreements

•	Refer to Title XIX Contract YH17-0001

20.4	Prior Approval

•	Refer to Title XIX Contract YH17-0001

20.5	AHCCCS Minimum Subcontract Provisions

•	Refer to Title XIX Contract YH17-0001

20.6	Subcontracting Reporting Requirements

•	Refer to Title XIX Contract YH17-0001

EXHIBIT-1

DEFINITIONS

Exhibit-1, Definitions

•	Refer to Title XIX Contract YH17-0001 and:

Mental Health Block Grant (MHBG)	An annual formula grant that provides federal grant funds from The Substance Abuse and Mental Health Services Administration (SAMHSA) created pursuant to Division B, Title XXXII, and Section 3204 of the Children’s Health Act of 2000. It supports Non-Title XIX/XXI services for children with a serious emotional disturbance (SED), adults determined to have a SMI, and evidence-based practices for first episode psychosis.

Non-Title XIX/XXI Funding	Fixed, non-capitated funds, including but not limited to funds from MHBG, SABG, County, other funds and State appropriations (excluding state appropriations for state match to support Title XIX and Title XXI programs), which are used to fund services to Non-Title XIX/XXI eligible persons and for medically necessary services not covered by Title XIX or Title XXI programs.

Non-Title XIX/XXI Member or Non-Title XIX/XXI Person	An individual who needs or may be at risk of needing covered health-related services, but does not meet federal and State requirements for Title XIX or Title XXI eligibility.

Non-Title XIX/XXI SED Member	A Non-Title XIX/XXI member who has met the criteria to be designated with Serious Emotional Disturbance (SED).

Non-Title XIX/XXI SMI Member	A Non-Title XIX/XXI member who has met the criteria to be designated as Seriously Mentally Ill.

Substance Abuse Block Grant (SABG)	An annual formula grant that provides federal grant funds from The Substance Abuse and Mental Health Services Administration (SAMHSA) that supports primary prevention services and treatment services for persons with substance use disorders. It is used to plan, implement

EXHIBIT-1

DEFINITIONS

and evaluate activities to prevent and treat substance use. Grant funds are also used to provide early intervention services for HIV and tuberculosis disease in high-risk substance users.

EXHIBITS

Exhibit-2, Reserved

•	Refer to Title XIX Contract YH17-0001

Exhibit-3, Medicare Requirement to Coordinate Care for Dual Eligible SMI Members

•	Refer to Title XIX Contract YH17-0001

Exhibit-4, Placeholder

•	Refer to Title XIX Contract YH17-0001

Exhibit-5, Reserved

•	Refer to Title XIX Contract YH17-0001

Exhibit-6, Adult Service Delivery System-Nine Guiding Principles

•	Refer to Title XIX Contract YH17-0001

Exhibit-7, Reserved

•	Refer to Title XIX Contract YH17-0001

Exhibit-8, Reserved

•	Refer to Title XIX Contract YH17-0001

EXHIBIT-9

DELIVERABLES

Exhibit-9, Deliverables

•	Refer to Title XIX Contract YH17-0001 and:

All deliverables which are noted to be submitted via SharePoint are to be submitted to the SharePoint Contract Compliance Site at: http://bhs-compliance.azahcccs.gov. Should AHCCCS modify the submission process for deliverables, AHCCCS shall provide a letter of instruction to the Contractor outlining changes to the deliverable submission process.

Area	Timeframe	Report	When Due	Contract Section	Reference/ Policy	Send To	Submitted Via

BEHAVIORAL HEALTH GRIEVANCE AND APPEALS	Quarterly	Serious Mental Illness (SMI) Grievance, Appeal Member Grievances/Complaints and Provider Claims Dispute Report	30 days after quarter end	Grievance and Appeal System Requirements	ACOM Policy 444	Office Chief, BH Grievance and Appeals	SharePoint

DHCM FINANCE	Annually	Notification of Unexpended Funds	April 15th	Financial Reports	N/A	Financial Consultant	SharePoint

DHCM FINANCE	Annually	SABG/MHBG Provider Expenditure Report	October 15th and upon AHCCCS request	Finance	N/A	Financial Consultant	SharePoint

DHCM FINANCE	Quarterly	Proof of AzHEC Quarterly HIE Connectivity payment	10 days after payment	Participation in Information Systems Work Groups/Committees	N/A	Finance Manager	SharePoint

EXHIBIT-9

DELIVERABLES

Area	Timeframe	Report	When Due	Contract Section	Reference/ Policy	Send To	Submitted Via

DHCM FINANCE	Quarterly	Provider HIE Connectivity Quarterly Report	30 days after quarter end	Participation in Information Systems Work Groups/Committees	N/A	Finance Manager	SharePoint

DHCM OPERATIONS	Ad Hoc	Community Development Corporation or Non-Profit Entity Contract Services Management Plan	Upon Request	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Ad Hoc	Housing Related Support Services Plan	Upon Request	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Ad Hoc	Initial Housing Plan	60 days prior to Contract start date and upon AHCCCS request	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Ad Hoc	Internal Property Acquisition Maintenance and Inspection Plan	Upon Request	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Ad Hoc	Material Change to Provider Network (Grants)	Within 7 days of notification	System of Care	N/A	System of Care/Grants Administrator	SharePoint

EXHIBIT-9

DELIVERABLES

Area	Timeframe	Report	When Due	Contract Section	Reference/ Policy	Send To	Submitted Via

DHCM OPERATIONS	Ad Hoc	Real Property Transaction Notice	Within 15 days Transaction	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Annually	Comprehensive Regional Prevention Needs Assessment	April 15th	Prevention	N/A	System of Care/Grants Administrator	SharePoint

DHCM OPERATIONS	Annually	Regional SABG Treatment Needs Assessment	April 15th	System of Care	N/A	System of Care/Grants Administrator	SharePoint

DHCM OPERATIONS	Annually	Housing Needs Assessment	April 15th	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Annually	Housing Spending Plan	No later than 30 days from notification by AHCCCS that State funds have been allocated for housing development	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Annually	Prevention Program Description and Prevention Planned Allocation of Funds	July 1st	Prevention	N/A	System of Care/Grants Administrator	SharePoint

DHCM OPERATIONS	Annually	SABG/MHBG Block Grant Goal Reporting	November 1st	System of Care	N/A	System of Care/Grants Administrator	SharePoint

EXHIBIT-9

DELIVERABLES

Area	Timeframe	Report	When Due	Contract Section	Reference/ Policy	Send To	Submitted Via

DHCM OPERATIONS	Annually	SABG Primary Prevention Report	October 15th	Prevention	N/A	System of Care/Grants Administrator	SharePoint

DHCM OPERATIONS	Annually	SABG Provider Directory	February 1st	System of Care	N/A	System of Care/Grants Administrator	SharePoint

DHCM OPERATIONS	Monthly	Housing Subsidy Program for Bridge Subsidy Program Tenants	15th day of the following month	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Quarterly	HIV Activity Report	30 days after end of quarter	Prevention	N/A	System of Care/Grants Administrator	SharePoint

DHCM OPERATIONS	Quarterly	Housing Inventory	15 days after quarter end	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Quarterly	RBHA Supervisory Care Home Quarterly Census Report	30 days after quarter end	Housing	ACOM Policy 448	Housing Administrator	SharePoint

DHCM OPERATIONS	Quarterly	SABG Priority Population Wait List Report	30 days after end of quarter	System of Care	AMPM 320-T	System of Care/Grants Administrator	SharePoint

EXHIBITS

Exhibit-10, Greater Arizona Zip Codes

•	Refer to Title XIX Contract YH17-0001

Exhibit-11, Capitation Rates and Contractor Specific Requirements

•	Capitation Rates: Exempt

•	Contractor Specific Requirements: Refer to Title XIX Contract YH17-0001

Exhibit-12, Placeholder

•	Refer to Title XIX Contract YH17-0001

Exhibit-13, Reserved

•	Refer to Title XIX Contract YH17-0001

Exhibit-14, Enrollee Grievance and Appeal System Standards

•	Refer to Title XIX Contract YH17-0001, and ACOM Policy 444 and 446

Exhibit-15, Provider Claim Dispute Standards

•	Refer to Title XIX Contract YH17-0001

Endnotes

•	Refer to Title XIX Contract YH17-0001